UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-09709
                                                    ----------------------------

                      HIGHLAND FLOATING RATE ADVANTAGE FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           13455 Noel Road, Suite 800
                               DALLAS, TEXAS 75240
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                James D. Dondero
                        Highland Capital Management, L.P.
                           13455 Noel Road, Suite 800
                               DALLAS, TEXAS 75240
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (877) 665-1287
                                                          ---------------

                       Date of fiscal year end: AUGUST 31
                                               ----------

                    Date of reporting period: AUGUST 31, 2006
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                  FLOATING RATE
                                    ADVANTAGE
                                      FRONT
                                      COVER

[GRAPHIC OMITTED]
HIGHLAND SHIELD
                      HIGHLAND FLOATING RATE ADVANTAGE FUND
--------------------------------------------------------------------------------

                                 TABLE OF CONTENTS


   Portfolio Managers' Letter .............................................  1
   Fund Profile ...........................................................  3
   Financial Statements ...................................................  4
      Investment Portfolio ................................................  5
      Statement of Assets and Liabilities ................................. 18
      Statement of Operations ............................................. 19
      Statements of Changes in Net Assets ................................. 20
      Statement of Cash Flows ............................................. 22
      Financial Highlights ................................................ 23
      Notes to Financial Statements ....................................... 27
   Report of Independent Registered Public Accounting Firm ................ 33
   Additional Information ................................................. 34
   Important Information About This Report ................................ 38


                Economic and market conditions change frequently.
            There is no assurance that the trends described in this
                       report will continue or commence.



              A PROSPECTUS MUST PRECEDE OR ACCOMPANY THIS REPORT.
            PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------
OCTOBER 27, 2006                           HIGHLAND FLOATING RATE ADVANTAGE FUND


Dear Shareholders:

Highland Floating Rate Advantage Fund (the "Fund"), is a non-diversified, closed-end management investment company that seeks to provide a high level of current income consistent with preservation of capital. This annual report for the Fund covers the twelve-month period ended August 31, 2006. In the report, portfolio managers Mark Okada and Joseph Dougherty of Highland Capital Management, L.P. ("Highland") discuss performance, investment process strategy, and outlook.

Q:  HOW HAS THE FUND PERFORMED?
A: For the 12-month period ending August 31, 2006, the Fund (Z share) returned 10.47%. That was greater than the return of the Fund's benchmark, the Credit Suisse ("CS") Leveraged Loan Index, which was 6.36% for the period, and the Lipper Loan Participation Loan Category average, which was 6.46% for the period. During this same time period, the Standard & Poor's 500 Index returned 8.88% and the Lehman Aggregate Bond Index returned 1.71%. So the Fund has done very well relative to both its own benchmark and other traditional asset classes.

Within the portfolio there were a number of positions that performed well during the period. The Fund's strongest performers include Mirant Corp. common stock, which was received through the company's bankruptcy in exchange for the loans the Fund had held; Blockbuster Entertainment Corp. Tranche B Term Loan, which is a core position in the Fund; Calpine Corp. Second Lien Term Loan; DS Waters Enterprises, LP Term Loan; and Movie Gallery, Inc. Term B Loan. The weakest performers during the period include CamelBak Products, LLC Second Lien Term Loan, American Homepatient, Inc. Secured Promissory Note, Covanta Energy Corp. First Lien Revolver, Cornerstone Healthcare Group Senior Subordinated Unsecured Notes, and Bragg Communications, Inc. Term Loan B.

Q:  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE FOR LEVERAGED LOANS DURING THE
    PERIOD?
A: The investment environment during the twelve months ending August 31, 2006, has generally been beneficial for the leveraged loan markets. As measured by the CS Leveraged Loan Index, the leveraged loan market was up 6.36% over the past twelve months.

The credit environment continued to be favorable for the loan markets as the default environment was relatively benign. Default rates have decreased slightly from 1.51% in August, 2005 (by number of loans on a trailing 12-month basis) to 1.36% at the end of August 2006, according to Standard & Poor's Leveraged Commentary & Data ("LCD"). Solid earnings growth and strong liquidity have kept default rates low during the period. Spreads narrowed from 265 basis points at the end of August 2005 to 253 basis points at the end of August 2006, as tracked by the CS Leveraged Loan Index. However, the tightening in spreads was more than offset by an increase in interest rates. Three-month LIBOR increased approximately 150 basis points during the same time period. As a result, the weighted average coupon for leveraged loans increased from 6.34% to 7.98% during the same period, as tracked by the CS Leveraged Loan Index. New issue bank loan volume growth has been dramatic in 2006, totaling $397 billion during the first eight months, which is up from $241 billion during the comparable time period in 2005, according to Prospect News Bank Loan Daily.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
8/31/05  3.87
9/30/05  4.07
10/31/05 4.26
11/30/05 4.42
12/31/05 4.54
1/31/06  4.68
2/28/06  4.82
3/31/06  5
4/30/06  5.13
5/31/06  5.24
6/30/06  5.48
7/31/06  5.47
8/31/06  5.4

           Source:  British Bankers' Association
                                                            Annual Report  |   1

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------
OCTOBER 27, 2006                           HIGHLAND FLOATING RATE ADVANTAGE FUND

Q: HOW IS THE FUND CURRENTLY POSITIONED?
A: The Fund is approximately 98.8% loans, 0.0% bonds, and 1.2% equities, as a percentage of investments. With regards to diversification, the Fund is currently invested in approximately 44 industries and 410 borrowers. Some of the Fund's core positions include Cricket Communications, Inc., a wireless communications service; Movie Gallery, Inc., a home entertainment specialty retailer; Georgia Pacific Corp., a manufacturer of tissue, packaging, paper, building products, and related chemicals; Blockbuster Entertainment Corp., a company providing rentable home entertainment; and Millennium Digital Media Systems, LLC, a broadband services company. The U.S. cable television, retail, and utility industries are among the largest exposures in the portfolio.

Q: HOW DOES THE FUND'S USE OF LEVERAGE IMPACT PERFORMANCE?
A: The Fund utilizes financial leverage in an effort to increase the yield to the shareholders. As of August 31, 2006, the Fund had borrowings under its credit facility of $400 million. Total leverage, as a percentage of total assets, was 13.7% at period end. We believe the use of leverage for investment purposes increases investment opportunity and it also increases investment risk.

Q: WHAT IS YOUR OUTLOOK?
A: We expect the leveraged loan market to perform well during the remainder of 2006. We believe defaults should continue to move up slightly during the remainder of the year, although they should continue to remain below the historical average of 3.09% for the 10-year period ended 2005, as tracked by the CS Leveraged Loan Index. New issue bank loan volume is expected to remain strong for the foreseeable future, driven by jumbo deals. Demand from new collateralized loan obligations will continue to provide ample liquidity in the loan market. The Fed raised rates to 5.25% in June and left rates at that level during the August and September meetings, and we anticipate a stable rate environment in the coming year. Overall, our view is that the economy is healthy, but slowing, and do not expect any material decreases in the credit quality of the portfolio.

We thank you for your investment in the Fund.



               /S/MARK OKADA              /S/JOE DOUGHERTY
               MARK OKADA                 JOE DOUGHERTY
               Portfolio Manager          Portfolio Manager



Mark Okada and Joe Dougherty have been portfolio managers of the Highland Floating Rate Advantage Fund since April 15, 2004.

Just like any other investment, floating rate loan investments present financial risks. Defaults on the loans in the portfolio could reduce the Fund's net asset value and its distributions, as could nonpayment of scheduled interest and principal. Prepayment of principal by a borrower could mean the Fund's managers have to replace the loan with a lower-yielding security, which could affect the valuation of the portfolio's holdings.

The Fund is a continuously offered, closed-end management investment company and provides limited liquidity through a quarterly tender offer for between 5% and 25% of outstanding shares. Each quarter, the Fund's trustees must approve the actual tender. Please read the prospectus carefully for more details.

The Fund may invest a high percentage of assets in a limited number of loans, so the default of any individual holdings can have a greater impact on the Fund's net asset value than could a default in a more diversified portfolio.

Floating rate loans are not covered by FDIC insurance or other guarantees relating to timely payment of principal and interest.

Since economic and market conditions change frequently, there can be no assurance that the trends described here will continue or that the forecasts will come to pass. The opinions expressed are those of the contributor and are subject to change.

Prior investment returns are not indicative of future results.




2 | Annual Report

FUND PROFILE
--------------------------------------------------------------------------------
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND


 Objective
      To provide a high level of current income consistent with preservation of capital.


 Total Net Assets as of August 31, 2006
      $1,824.2 million


 Portfolio Data as of August 31, 2006
       The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.


  QUALITY BREAKDOWN AS OF 08/31/06 (%)
--------------------------------------
  Baa                             0.2
--------------------------------------
  Ba                             17.1
--------------------------------------
  B                              58.6
--------------------------------------
  Caa                             8.4
--------------------------------------
  NR                             15.7


  TOP 5 SECTORS AS OF 08/31/06 (%)
--------------------------------------
  Retail                          9.1
--------------------------------------
  Cable: US Cable                 8.6
--------------------------------------
  Utility                         8.0
--------------------------------------
  Transportation -- Auto          6.0
--------------------------------------
  Housing -- Real Estate
  Development                     5.8


  TOP 10 HOLDINGS AS OF 08/31/06 (%)
--------------------------------------------------
  Movie Gallery, Inc.                         2.2
--------------------------------------------------
  Cricket Communications, Inc.                2.1
--------------------------------------------------
  Georgia-Pacific Corp.                       2.1
--------------------------------------------------
  Blockbuster Entertainment Corp.             1.7
--------------------------------------------------
  Millennium Digital Media Systems, LLC       1.5
--------------------------------------------------
  Resorts International Holdings Ltd.         1.4
--------------------------------------------------
  Charter Communications Operating LLC        1.3
--------------------------------------------------
  United Air Lines, Inc.                      1.2
--------------------------------------------------
  Edge Star Partners LLC                      1.2
--------------------------------------------------
  Calpine Generating Co., LLC                 1.1


         Quality is calculated as a percentage of total notes and bonds. Sectors and holdings are calculated as a percentage of net assets.


                                                               Annual Report | 3

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND


                        A GUIDE TO UNDERSTANDING THE FUND'S FINANCIAL STATEMENTS


INVESTMENT PORTFOLIO      The Investment Portfolio details all of the Fund's
                          holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.



STATEMENT OF ASSETS       This statement details the Fund's assets, liabilities,
AND LIABILITIES           net assets and share price for each share class as of
                          the last day of the reporting period. Net assets are calculated by subtracting all the Fund's liabilities
                          (including any unpaid expenses) from the total of the Fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.


STATEMENT OF OPERATIONS   This statement details income earned by the Fund and
                          the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund's net increase or decrease in net assets from operations.


STATEMENTS OF CHANGES     These statements demonstrate how the Fund's net assets
IN NET ASSETS             were affected by its operating results, distributions
                          to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.


STATEMENT OF CASH FLOWS   The Statement of Cash Flows reports net cash and
                          foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash, foreign currency and cash equivalents during the period.


FINANCIAL HIGHLIGHTS      The Financial Highlights demonstrate how the Fund's
                          net asset value per share was affected by the Fund's operating results. The Financial Highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).


NOTES TO
FINANCIAL STATEMENTS      These notes disclose the organizational background of
                          the Fund, its significant accounting policies
                          (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.


4 | Annual Report

INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (A) - 117.4%

AEROSPACE - AEROSPACE/DEFENSE - 2.2%
              AWAS Capital, Inc.
 14,360,119    First Priority Term Loan,
               7.25%, 03/15/13 .................................     14,072,917
  7,840,430    Second Priority Term Loan,
               11.50%, 03/15/13 ................................      7,879,631
  3,000,000   BE Aerospace, Inc.
               Tranche B Term Loan,
               08/01/12 (b) ....................................      3,008,460
  7,939,983   DeCrane Aircraft Holdings, Inc.
               First Lien Term Loan,
               9.76%, 03/31/08 .................................      7,964,755
              IAP Worldwide Services, Inc.
  1,990,000    First Lien Term Loan,
               8.50%, 12/30/12 .................................      2,003,691
  1,500,000    Second Lien Term Loan,
               13.50%, 06/20/13 ................................      1,535,625
  2,957,647   Vought Aircraft Industries, Inc.
               Term Loan, 8.00%, 12/22/11 ......................      2,981,663
                                                                  -------------
                                                                     39,446,742
                                                                  -------------

AEROSPACE - AIRLINES - 4.0%
    992,475   American Airlines, Inc.
               Term Facility, 8.34%, 12/17/10 ..................      1,007,153
              Continental Airlines, Inc.
  1,714,286    Tranche A-1 Term Loan,
               8.61%, 06/01/11 .................................      1,735,714
  4,285,714    Tranche A-2 Term Loan,
               8.61%, 06/01/11 .................................      4,339,286
              Delta Airlines, Inc.
  5,000,000    DIP, Term Loan A,
               8.02%, 03/16/08 .................................      5,071,400
  6,000,000    Term Loan Equipment Notes,
               08/25/12 (b) ....................................      6,007,500
  1,133,408   ILC Industries, Inc.
               First Lien Term Loan,
               8.00%, 02/24/12 .................................      1,137,658
 10,000,000   Northwest Airlines Inc.
               Term Loan DIP, 08/21/08 (b) .....................     10,018,800
 14,500,000   U S Airways, Inc.
               Term Loan, 9.00%, 03/31/11 ......................     14,599,760
              United Air Lines, Inc.
  3,482,500    Delayed Draw Tranche B
               Term Loan, 9.08%, 02/01/12 ......................      3,539,091
 24,377,500    Tranche B Term Loan,
               9.25%, 02/01/12 .................................     24,761,446
                                                                  -------------
                                                                     72,217,808
                                                                  -------------

BROADCASTING - 4.2%
  2,500,000   Barrington Broadcasting Group
               Term Loan, 08/11/13 (b) .........................      2,516,800
  5,382,142   CMP Susquehanna Corp.
               Term Loan, 7.31%, 05/05/13 ......................      5,397,145
              Millennium Digital Media Systems, LLC
 30,464,347    Facility B Term Loan,
               9.49%, 10/31/08 .................................     30,464,347
    141,685    Revolver, 10/31/08 (b) (c) ......................        141,685
  1,037,839    Term Facility, 10/31/08 (b) .....................      1,037,839
              NextMedia Operating, Inc.
    705,446    Delay Draw Term Loan,
               7.41%, 11/15/12 .................................        702,801
  1,587,254    Initial Term Loan (1st Lien),
               7.33%, 11/15/12 .................................      1,581,968


PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

BROADCASTING (CONTINUED)
              NextMedia Operating, Inc. (continued)
  1,000,000    Second Lien Term Loan,
               9.83%, 11/15/13 .................................      1,008,750
 11,000,000   Paxson Communications Corp.
               First  Lien Term Loan,
               8.76%, 01/15/12 .................................     11,178,750
 21,839,680   Young Broadcasting, Inc.
               Term Loan, 8.00%, 11/03/12 ......................     21,734,849
                                                                  -------------
                                                                     75,764,934
                                                                  -------------

CABLE - INTERNATIONAL CABLE - 1.9%
              Kabel Baden-Wurttemburg GmbH & Co.
               (Germany)
    750,000    Term B Facility, 06/30/14 (b) ...................        751,875
    750,000    Term C Facility, 06/30/15 (b) ...................        755,625
  2,992,500   Liberty Cablevision of Puerto Rico, Ltd.
               (Puerto Rico)
               Term Loan, 7.48%, 02/13/13 ......................      2,998,126
  8,000,000   NTL Inc. (United Kingdom)
               B4 Facility, 01/10/13 (b) .......................      8,040,000
  2,887,500   Puerto Rico Cable Acquisition Co., Inc.
               (Puerto Rico)
               First Lien Term Loan,
               8.50%, 07/28/11 .................................      2,901,938
              San Juan Cable, LLC (Puerto Rico)
  2,487,500    First Lien Term Loan,
               7.27%, 10/31/12 .................................      2,492,674
  2,500,000    Second Lien Term Loan,
               10.77%, 10/31/13 ................................      2,543,750
              UPC Broadband Holding BV
               (Netherlands)
  6,965,000    Facility F2, 7.64%, 03/31/09 ....................      6,969,876
  1,500,000    Facility H2, 7.64%, 09/30/12 ....................      1,500,480
  1,000,000    Facility J2, 03/31/13 (b) .......................      1,000,700
  1,000,000    Facility K2, 03/31/13 (b) .......................      1,000,320
              UPC Financing Partnership
               (Netherlands)
  1,000,000    Facility J2, 7.64%, 03/31/13 ....................      1,000,700
  2,000,000    Facility K2, 7.64%, 12/31/13 ....................      2,000,640
                                                                  -------------
                                                                     33,956,704
                                                                  -------------

CABLE - US CABLE - 8.6%
  2,493,750   Atlantic Broadband Finance LLC
               Tranche B-1 Term Loan,
               7.99%, 09/01/11 .................................      2,517,141
              Bresnan Communications LLC
  2,000,000    Second Lien Term Loan,
               9.92%, 03/29/14 .................................      2,041,260
  7,825,000    Tranche B Term Loan,
               7.17%, 09/29/13 .................................      7,825,939
              Century Cable Holdings LLC
  1,000,000    Discretionary Term Loan,
               10.25%, 12/31/09 ................................        969,760
  2,500,000    Revolver, 9.25%, 03/31/09 .......................      2,404,700
 15,833,333    Term Loan, 10.25%, 06/30/09 .....................     15,457,292
              Cequel Communications LLC
  5,000,000    Bridge Term Loan,
               10.49%, 10/30/07 ................................      5,018,750
  4,500,000    First Lien Term Loan B,
               7.74%, 11/05/13 .................................      4,454,055
  2,000,000    Second Lien Tranche A Term Loan,
               9.99%, 05/04/14 .................................      1,940,000
 29,768,944   Charter Communications
               Operating LLC
               Term Loan, 8.13%, 04/28/13 ......................     29,880,875

                             See accompanying Notes to Financial Statements. | 5

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

CABLE - US CABLE (CONTINUED)
 24,937,500   CSC Holdings, Inc.
               Incremental Term Loan,
               7.13%, 03/29/13 .................................     24,828,274
              Knology, Inc.
  2,991,990    New Term Loan, 7.99%, 06/29/10 ..................      3,009,463
  5,591,568    Second Lien Term Loan,
               15.49%, 06/29/11 ................................      6,542,135
              Mediacom Broadband Group
  2,297,338    Tranche C Term Loan,
               7.23%, 01/31/15 .................................      2,295,684
  2,202,662    Tranche D-2 Term Loan,
               7.38%, 01/31/15 .................................      2,183,852
  1,000,000   Mediacom Illiniois, LLC
               Tranche B Term Loan,
               7.22%, 03/31/13 .................................        999,500
              Northland Cable Television, Inc.
  4,975,000    First Lien Term Loan B,
               9.47%, 12/22/12 .................................      4,987,438
  6,000,000    Second Lien Term Loan,
               13.49%, 06/22/13 ................................      6,000,000
              Olympus Cable Holdings LLC
 11,000,000    Term Loan A, 9.50%, 06/30/10 (b) ................     10,585,300
 11,350,000    Term Loan B, 10.25%, 09/30/10 (b) ...............     11,011,770
              WideOpenWest Finance LLC
 10,085,009    First Lien Term Loan,
               7.71%, 05/01/13 .................................     10,098,523
  1,000,000    Second Lien Term Loan,
               10.23%, 05/01/14 ................................      1,009,620
                                                                  -------------
                                                                    156,061,331
                                                                  -------------

CHEMICALS - COMMODITY & FERTILIZER - 0.9%
  5,142,728   Celanese
               Dollar Term Loan B,
               7.50%, 04/06/11 .................................      5,173,791
  1,533,694   Cognis Corp.
               Dollar Facility B, 8.17%, 03/31/12 ..............      1,544,890
  4,722,223   Ferro Corp.
               Term Loan, 8.66%, 06/06/12 (c) ..................      4,710,417
  4,871,245   Huntsman International LLC
               Term B Dollar Loan,
               7.08%, 08/16/12 .................................      4,865,984
                                                                  -------------
                                                                     16,295,082
                                                                  -------------

CHEMICALS - SPECIALTY CHEMICALS - 3.7%
  1,995,000   AGY Holding Corp.
               First Lien Term Loan,
               8.25%, 04/07/12 .................................      2,008,726
  2,000,000   Almatis Holdings 4 B.V. (Netherlands)
               Facility A2, 7.87%, 12/31/12 ....................      2,012,500
              Almatis U S Holding Inc.
  1,500,000    Facility B3, 8.12%, 12/31/13 ....................      1,523,205
  1,500,000    Facility C3, 8.12%, 12/31/14 ....................      1,525,785
              Basell BV (Netherlands)
    791,160    Facility B4 USD, 5.34%, 08/01/13 ................        802,286
    791,160    Facility C4 USD, 5.34%, 08/01/14 ................        802,286
              Basell USA, Inc.
  6,455,803    Facility B2, 5.34%, 08/01/13 (b) ................      6,546,572
  6,455,802    Facility C2, 5.34%, 08/01/14 (b) ................      6,545,991
              Brenntag Holding GMBH & Co.
               (Germany)
    589,091    Acquisition Facility,
               8.08%, 01/17/14 .................................        593,509

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

CHEMICALS - SPECIALTY CHEMICALS (CONTINUED)
              Brenntag Holding GMBH & Co. (continued)
  2,410,909    Facility B2 Term Loan,
               8.08%, 01/17/14 .................................      2,438,032
  1,000,000    Second Lien Dollar Facility,
               11.87%, 06/22/15 ................................      1,033,120
              Ineos U S Finance LLC
  2,000,000    Term Loan A4, 7.34%, 12/14/12 ...................      1,998,280
  7,500,000    Term Loan B2, 7.84%, 12/14/13 ...................      7,575,000
  7,500,000    Term Loan C2, 7.84%, 12/14/14 ...................      7,589,100
  4,488,750   ISP Chemco, Inc.
               Term Loan, 7.24%, 02/16/13 ......................      4,493,149
  3,914,226   Kraton Polymers Group of Cos.
               Term Loan, 7.38%, 12/23/10 ......................      3,919,158
  5,000,000   Panda Hereford Ethanol, L.P.
               Tranche A Term Loan,
               9.14%, 07/28/13 .................................      4,987,500
  6,422,399   Rockwood Specialties Group, Inc.
               Tranche E Term Loan,
               7.49%, 07/30/12 .................................      6,471,466
  4,500,000   Solutia, Inc.
               New Term Loan B DIP,
               8.96%, 03/31/07 .................................      4,528,125
                                                                  -------------
                                                                     67,393,790
                                                                  -------------

CONSUMER DURABLES - 0.7%
  1,000,000   Berkline/Benchcraft LLC.
               Term Loan, 11/03/11 (b) .........................        852,500
  4,000,000   Bombardier Recreational Products Inc.
               (Canada)
               Term Loan, 8.24%, 06/28/13 ......................      3,997,520
  1,000,000   Fender Musical Instruments Corp.
               Second Lien Term Loan,
               11.12%, 09/30/12 ................................      1,015,000
  4,000,000   Rexair LLC
               Additional Term Facility,
               9.78%, 06/30/10 .................................      4,010,000
              Ruby Cone I AB (Sweden)
  1,687,216    Facility B1 Term Loan,
               7.77%, 06/01/13 .................................      1,682,998
  1,623,681    Facility C1 Term Loan,
               8.27%, 06/01/14 .................................      1,625,044
                                                                  -------------
                                                                     13,183,062
                                                                  -------------

CONSUMER NON-DURABLES - 4.7%
  2,398,923   American Achievement Corp.
               Tranche B Term Loan,
               7.99%, 09/27/12 .................................      2,416,915
  2,992,500   Amscan Holdings
               Term Loan B, 8.64%, 12/23/12 ....................      3,009,318
  1,481,250   Bare Escentuals Beauty, Inc.
               (MD Beauty)
               1st Lien Term Loan (Add on),
               8.19%, 02/18/12 .................................      1,485,872
  2,000,000   Camelbak Products, Inc.
               Second Lien Term Loan,
               12.96%, 02/04/12 ................................      1,610,000
 19,813,261   DS Waters Enterprises LP
               Term Loan, 9.39%, 11/07/09 (b) ..................     19,701,911
              Eastman Kodak Co.
 13,485,916    Term B-1 Advance,
               7.71%, 10/18/12 .................................     13,496,225
  2,411,765    Term B-2 Advance Delayed Draw,
               7.71%, 10/18/12 .................................      2,412,536
              Hanesbrands, Inc.
  2,000,000    Second Lien Facility, 03/05/14 (b) ..............      2,036,240
  4,000,000    Term Loan B, 09/05/13 (b) .......................     4,036,480

6 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

CONSUMER NON-DURABLES (CONTINUED)
  5,620,625   Hillman Group, Inc.
               Term Loan B, 8.50%, 03/31/11 ....................      5,666,264
              Jarden Corp.
    952,915    Term Loan B1, 7.25%, 01/24/12 ...................        954,707
    952,938    Term Loan B2, 7.25%, 01/24/12 ...................        951,547
  2,000,000   MD Beauty, Inc.
               Second Lien Term Loan,
               12.33%, 02/18/13 ................................      2,015,000
  5,000,000   Owens-Brockway Glass Container Inc.
               Tranche B Term Loan,
               7.08%, 06/14/13 .................................      5,007,050
    860,080   Polaroid Corp.
               Term Loan, 14.00%, 04/27/11 .....................        862,231
  2,927,600   Prestige Brands Holdings, Inc.
               Tranche B Term Loan,
               7.71%, 04/06/11 .................................      2,942,238
  2,875,000   Revlon Consumer Products Corp.
               Term Loan, 11.49%, 07/09/10 .....................      2,957,656
              Solo Cup Co.
  1,000,000    Second Lien Term Loan,
               9.66%, 03/31/12 .................................      1,006,880
  4,845,305    Term B1 Loan, 7.84%, 02/27/11 ...................      4,860,034
  1,977,440   Spectrum Brands
               U. S. Dollar Term Loan B,
               8.40%, 02/07/12 .................................      1,981,157
              Technical Concepts, LLC
    913,690    U. S. Dollar Term Loan A,
               8.58%, 02/15/11 .................................        915,975
    858,780    U. S. Dollar Term Loan B,
               8.83%, 02/15/13      860,927
  3,750,000   VJCS Acquisition, Inc.
               Term B Facility, 7.80%, 07/19/13 ................      3,750,000
                                                                  -------------
                                                                     84,937,163
                                                                  -------------

DIVERSIFIED MEDIA - 5.1%
 12,841,578   American Lawyer Media Holdings, Inc.
               First Lien Term Loan,
               8.00%, 03/05/10 (b) .............................     12,837,468
    377,778   Black Press Group Ltd. (Canada)
               Term B-2 Tranche Loan,
               7.71%, 08/01/13 .................................        380,139
    622,222   Black Press U S Partnership
               Term B-1 Tranche Loan,
               7.50%, 08/01/13 .................................        626,111
  1,363,334   Day International, Inc.
               First Lien U S Term Loan,
               8.12%, 12/05/12 .................................      1,376,967
  2,458,333   Deluxe Canada Holdings, Inc.
               (Canada)
               First Lien Tranche C Term Loan,
               9.25%, 01/28/11 .................................      2,482,917
  2,000,000   Endurance Business Media, Inc.
               First Lien Term Loan,
               8.08%, 07/24/13 .................................      2,009,380
              HIT Entertainment PLC
               (United Kingdom)
  2,980,000    First Lien Term Advance,
               7.70%, 03/20/12 (b) .............................      3,000,860
  5,500,000    Second Lien Term Loan,
               10.95%, 02/26/13 ................................      5,551,590
  3,980,000   Merrill Communications LLC
               Combined Term Loan,
               7.65%, 05/15/11 .................................      4,004,875

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

DIVERSIFIED MEDIA (CONTINUED)
              Metro-Goldwyn-Mayer Holdings II,
               Inc./LOC Acquisition Co.
    976,190    Tranche A Term Loan,
               8.75%, 04/08/11 .................................        973,086
 14,276,738    Tranche B Term Loan,
               7.75%, 04/08/12 (b) .............................     14,231,052
              North American Membership
               Group, Inc.
    994,962    First Lien Tranche B Term Loan,
               8.75%, 05/19/11 .................................        992,475
  3,000,000    Second Lien Term Loan,
               13.00%, 11/18/11 ................................      2,985,000
              Panavision, Inc.
  1,995,000    First Lien Term Loan,
               8.40%, 03/30/11 .................................      2,012,476
  3,500,000    Second Lien Term Loan,
               12.49%, 03/30/12 ................................      3,563,420
  2,500,000   PBI Media, Inc.
               Second Lien Term Loan,
               11.49%, 09/30/13 ................................      2,498,450
  7,882,195   Six Flags Theme Parks, Inc.
               Tranche B, 8.48%, 06/30/09 (b) ..................      8,002,084
              Springer Science+Business Media S.A.
                (Germany)
    562,496    Tranche B-2, 07/05/13 (b) .......................        570,332
    562,496    Tranche C-2, 07/05/14 (b) .......................        570,349
    338,124    USD Tranche B-2 Add On,
               07/05/13 (b) ....................................        342,493
  1,014,373    USD Tranche C-2 Add On,
               07/05/14 (b) ....................................      1,030,856
    366,301    USD Tranche E-2 Add On,
               07/05/14 (b) ....................................        372,254
  6,518,043   VISANT Corp.
               Tranche C Term Loan,
               7.07%, 10/04/11 .................................      6,559,563
 10,000,000   VNU Inc./Nielsen Finance LLC
               Dollar Term Loan, 08/09/13 (b) ..................      9,965,600
  2,892,271   Warner Music Group
               Term Loan, 7.39%, 02/28/11 ......................      2,906,530
  4,000,000   Yell Group Plc (United Kingdom)
               Facility B1 (USD), 10/27/12 (b) .................      4,019,160
                                                                  -------------
                                                                     93,865,487
                                                                  -------------

ENERGY - EXPLORATION & PRODUCTION - 1.6%
 11,150,000   ATP Oil & Gas Corp.
               Term Loan, 8.72%, 04/14/10 ......................     11,303,312
  4,466,250   Cheniere LNG Holdings LLC
               Term Loan, 8.25%, 08/31/12 ......................      4,502,516
              Targa Resources, Inc.
  2,000,000    Asset Bridge Term Loan,
               7.58%, 10/31/07 .................................      2,002,920
  1,161,290    Synthetic Term Loan,
               5.37%, 10/31/12 .................................      1,162,742
  4,802,419    Term Loan, 7.65%, 10/31/12 ......................      4,821,197
  6,000,000   TARH E&P Holdings, LP
               Second Lien Term Loan,
               11.68%, 11/15/10 ................................      6,045,000
                                                                  -------------
                                                                     29,837,687
                                                                  -------------

ENERGY - OTHER ENERGY - 1.9%
  7,111,111   Alon USA Energy, Inc.
               Paramount Facility,
               7.91%, 06/22/13 .................................      7,186,631

                             See accompanying Notes to Financial Statements. | 7

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

ENERGY - OTHER ENERGY (CONTINUED)
  2,475,000   Carrizo Oil & Gas, Inc.
               Second Lien Term Loan,
               11.50%, 07/21/10 ................................      2,530,687
  7,500,000   Coffeyville Resources LLC
               Second Lien Term Loan,
               12.13%, 06/24/13 ................................      7,750,050
  5,000,000   Global Petroleum, Inc.
               (SPI Petroleum)
               Term Loan, 07/26/13 (b) .........................      5,012,500
  8,000,000   Helix Energy Solutions Group, Inc.
               Term Loan, 7.51%, 07/01/13 ......................      8,010,000
    251,986   MarkWest Energy Operating, LLC
               Term Loan, 7.66%, 12/29/10 ......................        251,986
  2,992,500   MEG Energy Corp. (Canada)
               Initial Term Loan,
               7.50%, 04/03/13 .................................      2,999,054
  1,638,794   SemCrude LP
               U S Term Loan,
               7.62%, 03/16/11 .................................      1,645,972
                                                                  -------------
                                                                     35,386,880
                                                                  -------------

ENERGY - REFINING - 1.0%
  3,000,000   Energy Transfer Equity, L.P.
               Term Loan, 7.50%, 02/08/12 ......................      3,011,250
  4,000,000   Hawkeye Renewables, LLC
               First Lien Term Loan,
               9.33%, 06/30/12 .................................      3,972,480
  6,500,000   J Ray McDermott SA (Panama)
               Synthetic Facility,
               7.77%, 06/06/12 .................................      6,516,250
              Northeast Biofuels, LLC
  1,365,854    Construction Term Loan,
               11.50%, 06/30/13 ................................      1,376,098
    634,146    Synthetic Letter of Credit,
               5.50%, 06/30/13 .................................        638,902
              OPTI Canada, Inc. (Canada)
    311,111    Term Loan, 7.26%, 05/17/13 ......................        311,242
    688,889    Term Loan, 7.18%, 05/17/13 ......................        689,178
  1,714,286   Resolute Aneth, LLC
               Second Lien Tern Loan,
               10.47%, 04/13/12 ................................      1,731,429
                                                                  -------------
                                                                     18,246,829
                                                                  -------------

ENERGY - SERVICE & EQUIPMENT - 0.6%
  4,962,500   Complete Production Services
               Term B Facility,
               7.66%, 09/12/12 .................................      4,985,724
  3,005,294   Petroleum Geo-Services ASA/PGS
               Finance, Inc. (Norway)
               Term Loan, 7.75%, 12/16/12 ......................      3,035,347
  2,500,000   Vetco International Holdings, Inc. (DE)
               (United Kingdom)
               Second Lien Term D Loan,
               10.50%, 01/12/14 (b) ............................      2,553,126
                                                                  -------------
                                                                     10,574,197
                                                                  -------------

FINANCIAL - 2.7%
              American Wholesale Insurance
               Group, Inc.
    992,500    First Lien Term Loan A,
               8.50%, 10/27/11 .................................        996,222

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------
FINANCIAL (CONTINUED)
              American Wholesale Insurance
               Group, Inc. (continued)
  2,000,000    Second Lien Term Loan B,
               12.75%, 04/27/12 ................................      2,005,000
  2,887,500   Arias Acquisitions, Inc.
               Term Loan, 9.25%, 07/26/11 ......................      2,800,875
  1,000,000   Arrowhead General Insurance Agency
               First LeinTerm Loan,
               8.33%, 08/08/12 .................................      1,010,620
  1,500,000   Bay Point Re Limited (Bermuda)
               Term Loan, 9.81%, 12/31/10 ......................      1,516,875
              Checksmart Financial Co.
  1,995,000    First Lien Tranche B Term Loan,
               8.06%, 05/01/12 .................................      1,995,000
  2,500,000    Second Lien Term Loan,
               10.89%, 05/01/13 ................................      2,531,250
  5,000,000   Concord Re Ltd. (Bermuda)
               Term Loan, 02/29/12 (b) .........................      5,050,000
  4,326,562   Conseco, Inc.
               Term Loan, 7.08%, 06/22/10 ......................      4,330,196
  4,666,667   Crump Group, Inc.
               Tranche B Term Loan,
               8.11%, 12/19/12 .................................      4,672,500
              Flatiron Re Ltd. (Bermuda)
  4,378,947    Closing Date Term Loan,
               9.76%, 12/20/10 .................................      4,378,947
  2,121,053    Delayed Draw Term Loan,
               9.75%, 12/20/10 .................................      2,121,053
  2,992,500   IPayment, Inc.
               Term Facility, 7.72%, 05/10/13 ..................      2,994,355
  1,990,000   LPL Holdings, Inc.
               Tranche B Term Loan,
               8.67%, 06/28/13 .................................      2,014,557
  1,896,557   Mitchell International, Inc.
               Term Loan, 7.50%, 08/15/11 ......................      1,904,257
              NASDAQ Stock Market, Inc.
  1,869,720    Tranche B Term Loan,
               6.97%, 04/18/12 .................................      1,870,599
  1,083,833    Tranche C Term Loan,
               7.07%, 04/18/12 .................................      1,084,516
    809,352   Outsourcing Solutions, Inc.
               Term Loan, 9.83%, 09/30/10 ......................        811,375
  5,000,000   Starbound Reinsurance Ltd.
               (Bermuda)
               Term Loan, 9.40%, 03/01/08 ......................      5,009,400
                                                                  -------------
                                                                     49,097,597
                                                                  -------------

FOOD AND DRUG - 1.7%
  1,445,652   Bi-Lo LLC
               Term Loan, 9.43%, 07/01/11 ......................      1,464,619
  3,000,000   CTI Food Holdings Co. LLC
               Second Lien Secured Term Loan,
               11.50%, 06/02/12 ................................      3,048,750
  2,728,798   Duloxetine Royalty Sub
               (Cayman Islands)
               Term Loan, 10.01%, 10/18/13 .....................      2,749,264
  9,152,170   Jean Coutu Group, Inc.
               Term Loan B,  8.00%, 07/30/11 ...................      9,184,751
  1,957,544   Leiner Health Products Group, Inc.
               Tranche B Term Loan,
               8.61%, 05/27/11 .................................      1,967,958
  4,552,348   Michael Foods, Inc.
               Term Loan B-1, 7.51%, 11/21/10 ..................      4,587,037
    971,429   Nash Finch Co.
               Initial Term Loan,
               7.63%, 11/12/10 .................................        975,071

8 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------
SENIOR LOAN NOTES (CONTINUED)

FOOD AND DRUG (CONTINUED)
  6,831,127   Nellson Nutraceutical, Inc.
               First Lien Term Loan,
               12.25%, 10/04/09 ................................      6,409,920
  1,496,250   Supervalu Inc.
               Term Loan B, 7.06%, 06/02/12 ....................      1,496,250
                                                                  -------------
                                                                     31,883,620
                                                                  -------------

FOOD/TOBACCO - BEVERAGES & BOTTLING - 1.0%
    769,635   AFC Enterprises, Inc.
               Tranche B Term Loan,
               7.75%, 05/09/11 .................................        772,036
  3,411,944   Commonwealth Brands, Inc.
               Term Loan, 7.75%, 12/22/12 ......................      3,436,681
  3,300,000   National Distributing Co., Inc.
               Second Lien Term Loan,
               11.83%, 06/01/10 ................................      3,308,250
  1,995,000   Nutro Products, Inc.
               Term Facility, 7.27%, 04/26/13 ..................      1,998,751
  7,000,000   Reynolds American, Inc.
               Term Loan, 7.26%, 05/31/12 ......................      7,038,780
  1,209,011   Sunny Delight Beverages Co.
               First Lien Term Loan,
               11.47%, 08/20/10 ................................      1,207,875
                                                                  -------------
                                                                     17,762,373
                                                                  -------------

FOOD/TOBACCO - FOOD/TOBACCO PRODUCERS - 2.0%
              Chiquita Brands, LLC
     97,857    Term Loan B, 06/28/12 (b) .......................         97,979
  6,098,700    Term Loan C, 7.58%, 06/28/12 (b) ................      6,129,193
              Dole Food Co., Inc.
    186,258    Credit Linked Deposit,
               5.37%, 04/12/13 .................................        183,289
    418,033    Tranche B Term Loan,
               7.52%, 04/12/13 .................................        412,138
  1,393,442    Tranche C Term Loan,
               7.54%, 04/04/13 .................................      1,371,231
              Gate Gourmet Borrower LLC
  2,660,022    Dollar Term Loan First Lien,
               8.25%, 03/09/12 .................................      2,666,672
    333,311    First Lien Letter of Credit,
               8.25%, 12/31/10 .................................        337,061
              Krispy Kreme Doughnuts, Inc.
    800,000    Second Lien Tranche A Credit Link
               Deposit, 5.39%, 04/01/10 ........................        828,000
  3,160,000    Second Lien Tranche B Term Loan,
               12.74%, 04/01/10 ................................      3,270,600
 12,989,634   Merisant Co.
               Tranche B Term Loan,
               8.74%, 01/11/10 .................................     12,924,685
  5,711,252   Michelina's
               Term Loan, 8.31%, 04/02/11 ......................      5,757,628
  3,357,998   Pinnacle Foods Group Inc.
               New Term Loan,
               7.48%, 11/25/10 .................................      3,362,195
                                                                  -------------
                                                                     37,340,671
                                                                  -------------

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

FOOD/TOBACCO - RESTAURANTS - 1.0%
              Buffets, Inc.
    500,000    Synthetic Letters of Credit,
               5.40%, 06/28/09 .................................        503,750
  3,650,330    Term Loan, 8.99%, 06/28/09 ......................      3,677,708
  2,633,333   Caribbean Restaurant LLC
               Tranche B Term Loan,
               8.08%, 06/30/09 .................................      2,662,958
              El Pollo Loco, Inc.
  4,000,000    Term Loan, 06/01/13 (b) .........................      4,011,680
  3,980,000    Term Loan, 8.40%, 11/18/11 ......................      3,991,622
  1,481,250   Garden Fresh Restaurant Corp.
               First Lien Term Loan B,
               8.76%, 06/22/11 .................................      1,484,953
    994,063   New World Restaurant Group, Inc.
               First Lien Term Loan,
               10.25%, 03/31/11 ................................        999,033
  1,375,000   NPC International, Inc.
               Term Loan, 7.14%, 05/03/13 ......................      1,368,978
                                                                  -------------
                                                                     18,700,682
                                                                  -------------

FOREST PRODUCTS - PACKAGING - 3.8%
  5,886,775   Berry Plastics Corp.
               Term Loan, 7.08%, 12/02/11 ......................      5,888,011
  2,853,165   Consolidated Container Co. LLC
               Term Loan, 8.38%, 12/15/08 ......................      2,867,430
              Georgia-Pacific Corp.
 27,362,500    First Lien Term B,
               7.35%, 02/14/13 .................................     27,417,225
 20,000,000    Second Lien Term Loan,
               8.30%, 02/14/14 .................................     20,208,800
 11,321,328   Graham Packaging Co.
               Term Loan B, 7.75%, 10/07/11 ....................     11,361,858
  2,000,000   JSG Acquisitions (Smurfit Kappa)
               (Ireland)
               B1 Term Loan Facility,
               8.38%, 12/01/13 .................................      2,010,640
                                                                  -------------
                                                                     69,753,964
                                                                  -------------

FOREST PRODUCTS - PAPER - 0.5%
  2,934,147   Appleton Papers, Inc.
               Term Loan, 7.67%, 06/11/10 ......................      2,946,998
  3,495,833   Graphic Packaging International, Inc.
               Tranche C Term Loan,
               7.92%, 08/09/10 .................................      3,531,106
  2,322,346   NewPage Corp.
               Term Loan, 8.50%, 05/02/11 ......................      2,338,324
  1,000,000   Verso Paper Holdings LLC
               Term Loan B Facility,
               7.25%, 07/28/13 .................................      1,002,500
                                                                  -------------
                                                                      9,818,928
                                                                  -------------

GAMING/LEISURE - GAMING - 5.0%
  2,971,125   CCM Merger, Inc./MotorCity Casino
               Term Loan B, 7.45%, 04/25/12 ....................      2,967,857
  2,500,000   Century California Subsidiary, Inc.
               Term Loan B, 7.11%, 03/01/13 ....................      2,505,625
  5,000,000   Copa Casino of Mississippi, LLC
               Term Loan, 10.42%, 06/14/12 .....................      5,012,500
  1,819,439   DHM Holdings Company, Inc.
               Multi Draw Term Loan,
               7.03%, 03/03/08 (c) .............................      1,814,890
  3,154,632   Global Cash Access LLC
               Term Loan B, 7.08%, 03/10/10 ....................      3,154,632
  3,910,450   Green Valley Ranch Gaming LLC
               Term Loan, 7.50%, 12/22/10 ......................      3,915,338

                             See accompanying Notes to Financial Statements. | 9

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

GAMING/LEISURE - GAMING (CONTINUED)
  8,000,000   Lakes Gaming and Resorts, LLC
               Term Loan, 11.69%, 06/21/10 .....................      7,960,000
  1,496,250   London Arena & Waterfront
               Finance LLC
               Tranche A Term Loan,
               8.78%, 03/08/12 .................................      1,511,213
              OpBiz LLC
 18,318,616    Term Loan A, 8.51%, 08/31/10 (b) ................     17,761,363
    103,821    Term Loan B, 08/31/10 (b) .......................        100,837
  1,985,000   Penn National Gaming, Inc.
               Term Loan B, 7.20%, 10/03/12 ....................      1,994,369
  1,500,000   Pinnacle Entertainment, Inc.
               Term Loan B, 7.33%, 12/15/11 ....................      1,504,065
              Resorts International Holdings Ltd.
 16,102,206    Second Lien Term Loan,
               16.50%, 04/26/13 ................................     16,796,695
 16,126,257    Term Loan B, 9.50%, 04/26/12 ....................     16,234,625
  6,000,000   VML U S Finance LLC
               Term B Funded Project Loan,
               8.20%, 05/25/13 .................................      6,027,480
  2,000,000   Wynn Las Vegas LLC
               Term Loan B, 7.21%, 08/15/13 ....................      2,007,080
                                                                  -------------
                                                                     91,268,569
                                                                  -------------

GAMING/LEISURE - OTHER LEISURE - 1.9%
  3,162,010   AMF Bowling Worldwide, Inc.
               Term Loan B, 8.31%, 08/27/09 ....................      3,191,670
  2,325,000   BRE/ESA MEZZ 5 LLC
               Mezzanine D Loan,
               8.33%, 07/11/08 .................................      2,325,000
 12,675,000   BRE/Homestead MEZZ 4 LLC
               Mezzanine D Loan,
               8.33%, 07/11/08 .................................     12,675,000
              Fontainebleu Florida Hotel LLC
  3,000,000    Tranche A Term Loan,
               8.15%, 05/11/08 .................................      3,000,000
  2,000,000    Tranche B Term Loan,
               8.15%, 05/11/08 .................................      2,000,000
  4,463,763   Kuilima Resort Co.
               First Lien Term Loan,
               8.08%, 09/30/10 .................................      4,430,284
  2,200,063   Oak Hill Capital Partners
               Mezzanine Loan,
               10.37%, 02/09/07 ................................      2,200,063
              Trump Entertainment Resorts, Inc.
  1,000,000    Delayed Draw Term Loan B,
               05/01/12 (b) (c) ................................      1,002,500
  3,228,722    Term Loan B-1,
               8.03%, 05/20/12 (c) .............................      3,248,901
                                                                  -------------
                                                                     34,073,418
                                                                  -------------

HEALTHCARE - ACUTE CARE - 0.8%
  4,256,570   Alliance Imaging, Inc.
               Tranche C1 Term Loan,
               7.98%, 12/29/11 .................................      4,273,426
  1,995,000   Ameripath, Inc.
               Tranche B Term Loan,
               7.39%, 10/31/12 .................................      1,996,237
  1,990,000   Capella Healthcare, Inc.
               First Lien Term Loan,
               8.24%, 11/30/12 .................................      2,003,691

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

HEALTHCARE - ACUTE CARE (CONTINUED)
              Cornerstone Healthcare Group
               Holding, Inc.
  1,019,361    Senior Subordinated Unsecured
               Notes, 14.00%, 07/15/12 (d) .....................        815,489
  1,886,129    Term Loan, 9.47%, 07/15/11 ......................      1,848,405
  2,725,052   DaVita, Inc.
               Tranche B Term Loan,
               7.43%, 10/05/12 .................................      2,736,606
              National Mentor Holdings, Inc.
     56,000    Institutional Letter of Credit Facility,
               7.84%, 06/29/13 .................................         56,210
    944,000    Tranche B Term Loan,
               7.86%, 06/29/13 .................................        948,720
                                                                  -------------
                                                                     14,678,784
                                                                  -------------

HEALTHCARE - ALTERNATE SITE SERVICES - 1.8%
  1,442,482   American HomePatient, Inc.
               Secured Promissory Note,
               6.79%, 08/01/09 (d) .............................      1,442,482
  1,946,129   American Medical Response, Inc.
               Term Loan, 7.28%, 02/10/12 ......................      1,950,391
  1,995,000   CRC Health Corp.
               New Term Loan,
               7.75%, 02/06/13 .................................      1,997,494
              FHC Health Systems, Inc.
  5,000,000    Third Lien Term Loan,
               14.23%, 01/14/11 ................................      5,200,000
  1,500,000    Third Lien Term Loan,
               14.23%, 02/09/11 ................................      1,560,000
    696,310   Matria Healthcare, Inc.
               First Lien Tranche B Term Loan,
               01/19/12 (b) ....................................        695,330
  4,466,250   Renal Advantage, Inc.
               Tranche B Term Loan,
               7.84%, 10/06/12 .................................      4,491,350
              Rural/Metro Operating Co. LLC
    720,588    Letter of Credit Term Loan,
               5.26%, 03/04/11 .................................        723,744
  2,202,941    Term Loan, 7.52%, 03/04/11 ......................      2,212,590
  9,875,000   Select Medical Corp.
               Tranche B Term Loan,
               02/24/12 (b) ....................................      9,749,291
  1,980,000   Skilled Healthcare LLC
               First Lien Term Loan,
               7.78%, 06/15/12 .................................      2,002,275
                                                                  -------------
                                                                     32,024,947
                                                                  -------------

HEALTHCARE - MEDICAL PRODUCTS - 4.2%
  7,000,000   American Medical Systems, Inc.
               Term Loan, 7.81%, 07/20/12 ......................      7,026,250
  1,850,000   Bradley Pharmaceuticals, Inc.
               Term Loan, 9.43%, 11/14/10 ......................      1,870,813
              Carl Zeiss TopCo GmbH/US Newco
    375,000    Term B U S Dollar Loan,
               7.86%, 05/04/13 .................................        376,406
  1,375,000    Term C U S Dollar Loan,
               8.36%, 05/04/14 .................................      1,380,156
              CCS Medical, Inc.
  6,482,500    First Lien Term Loan,
               8.75%, 09/30/12 (b) .............................      6,296,128
  2,250,000    Second Lien Term Loan,
               13.50%, 03/30/13 ................................      2,109,375
  1,975,000   CompBenefits Corp.
               Tranche B Term Loan,
               8.52%, 04/12/12 .................................      1,988,588


10 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

HEALTHCARE - MEDICAL PRODUCTS (CONTINUED)
  1,110,920   Encore Medical IHC, Inc.
               Term Loan, 8.34%, 10/04/10 ......................      1,115,086
              Golden Gate National Senior
               Care LLC
  4,987,500    First Lien Term Loan,
               7.96%, 03/14/11 .................................      5,012,438
  1,000,000    Second Lien Term Loan,
               12.96%, 09/14/11 ................................      1,017,500
  3,500,000   Hanger Orthopedic Group, Inc.
               Tranche B Term Loan,
               8.00%, 05/26/13 .................................      3,517,500
 17,500,000   HealthSouth Corp.
               Term Loan B, 8.52%, 03/10/13 ....................     17,585,400
              MMM Holding, Inc./NAMM
               Holdings, Inc. (Puerto Rico)
  1,486,835    PHMC Acquisition Term Loan,
               7.75%, 08/10/11 .................................      1,490,552
  2,513,165    Term Loan, 7.75%, 08/22/11 ......................      2,519,448
  8,500,000   National Renal Institutes, Inc.
               Term Facility, 7.63%, 03/31/13 ..................      8,518,615
  2,411,831   Reliant Pharmaceuticals, Inc.
               First Lien Term Loan,
               15.00%, 06/30/08 ................................      2,435,949
              Warner Chilcott Co., Inc. (Puerto Rico)
    198,037    Dovobet Delayed Draw Term Loan,
               7.83%, 01/18/12 (b) .............................        199,068
    990,406    Dovonex Delayed Draw Term Loan,
               7.83%, 01/18/12 (b) .............................        992,882
  6,829,120    Tranche B Acquisition Date
               Term Loan, 7.79%, 01/18/12 (b) ..................      6,850,427
    432,286    Tranche C Acquisition Date
               Term Loan, 01/18/12 (b) .........................        435,122
    199,704    Tranche D Acquisition Date
               Term Loan, 01/18/12 (b) .........................        201,014
  2,398,207   Warner Chilcott Corp.
               Tranche C Acquisition Date
               Term Loan, 7.61%, 01/18/12 ......................      2,413,940
    956,659   Warner Chilcott Holdings Co. III, Ltd.
               (Bermuda)
               Tranche D Acquisition Date Term
               Loan, 7.61%, 01/18/12 ...........................        962,935
                                                                  -------------
                                                                     76,315,592
                                                                  -------------

HOUSING - BUILDING MATERIALS - 2.5%
  4,452,941   Atrium Cos., Inc.
               Closing Date Term Facility,
               8.22%, 05/31/12 .................................      4,319,353
    995,556   Contech Construction Products
               New Term Loan,
               7.44%, 01/31/13 .................................        998,662
  1,890,397   Custom Building Products, Inc.
               First Lien Term Loan,
               7.75%, 10/20/11 .................................      1,902,609
 11,000,000   Edge Las Vegas Development LLC
               Second Lien Term Loan,
               14.40%, 06/01/07 ................................     11,055,000
  1,989,611   NCI Building Systems, Inc.
               Tranche B Term Loan,
               6.71%, 06/18/10 .................................      1,990,844
  9,812,405   Nortek Holdings, Inc.
               Term Loan, 7.36%, 08/27/11 ......................      9,842,039
    807,256   PGT Industries, Inc.
               First Lien Tranche A-2 Term Loan,
               8.41%, 02/14/12 .................................        810,283

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

HOUSING - BUILDING MATERIALS (CONTINUED)
  2,481,250   Pivotal Group Promotory
               First Lien Term Loan,
               8.08%, 08/31/10 .................................      2,453,336
              Ply Gem Industries, Inc.
    311,719    Canadian Term Loan,
               7.65%, 08/15/11 .................................        309,574
  4,675,781    U S Term Loan, 7.58%, 08/15/11 ..................      4,643,612
  3,000,000   Roofing Supply Group, LLC
               First Lien Term Loan,
               08/31/13 (b) ....................................      2,977,500
    975,000   St. Mary's Cement, Inc.
               Tranche B Term Loan,
               7.50%, 12/04/09 .................................        977,438
  1,000,000   Standard Pacific Corp.
               Term Loan B, 6.93%, 05/05/13 ....................        986,250
  1,478,357   Stile Acquisition Corp. (Canada)
               Canadian Term Loan,
               7.49%, 04/06/13 .................................      1,452,486
    491,693   Stile U S Acquisition Corp.
               U S Term Loan, 7.49%, 04/06/13 ..................        484,288
                                                                  -------------
                                                                     45,203,274
                                                                  -------------

HOUSING - REAL ESTATE DEVELOPMENT - 5.8%
  2,500,000   BioMed Realty LP
               Senior Secured Term Loan,
               7.65%, 05/31/10 .................................      2,500,000
              Edge Star Partners LLC
 10,000,000    First Lien Term Loan,
               8.65%, 11/18/06 .................................     10,043,800
  6,000,000    Second Lien Term Loan,
               14.90%, 11/18/06 ................................      6,030,000
  2,143,382   Giraffe Intermediate, LLC
               Mezzanine Note A-1,
               7.11%, 08/09/07 .................................      2,143,382
  2,965,230   Lake at Las Vegas Joint Venture
               First Lien Term Loan,
               8.25%, 11/01/09 .................................      2,967,454
  4,980,000   LBREP/L-Suncal Master I LLC
               First Lien, 8.74%, 01/18/10 (b) .................      5,014,262
    389,474   Lion Gables Realty LP
               Term Loan, 7.78%, 09/30/06 ......................        390,136
 11,000,000   LNR Property Corp.
               Initial Tranche B Term Loan,
               8.22%, 07/12/11 .................................     11,091,740
              Morningside Assisted Living
  1,996,280    Mezzanine Loan,
               12.63%, 10/12/08 ................................      1,996,280
  1,497,210    Senior Mortgage Loan,
               8.38%, 10/12/08 .................................      1,497,210
    606,618   MPO Intermediate LLC
               Mezzanine Note A-1,
               7.12%, 08/09/07 .................................        606,618
  2,493,750   November 2005 Land Investors, LLC
               First Lien Term Loan,
               8.25%, 05/09/11 .................................      2,499,984
  2,970,000   Palmdale Hills Property LLC
               First Lien Term Loan,
               8.26%, 05/19/10 .................................      2,940,300
  7,500,000   Rubicon GSA II, LLC (Australia)
               Term Loan, 08/30/08 (b) .........................      7,537,500
              Spanish Peaks Holdings LLC
  1,061,772    Tranche A Credit-Linked Deposit,
               5.40%, 08/10/11 .................................      1,048,499
  2,280,661    Tranche B Term Loan,
               7.82%, 08/10/11 .................................      2,255,004

                            See accompanying Notes to Financial Statements. | 11

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

HOUSING - REAL ESTATE DEVELOPMENT (CONTINUED)
              Tamarack Resort LLC
  1,400,000    Tranche A Credit-Linked Deposit,
               8.75%, 05/19/11 .................................      1,400,000
  2,094,750    Tranche B Term Loan,
               8.75%, 05/19/11 .................................      2,094,750
  5,500,000   TE/TOUSA Mezzanine LLC
               Senior Mezzanine Loan,
               10.75%, 08/01/09 ................................      5,513,750
  2,000,000   Trustreet Properties, Inc.
               Term Loan, 7.40%, 04/08/10 ......................      2,011,240
              Westgate Investments, LLC
 16,350,000    Second Lien Term Loan,
               07/15/10 (b) ....................................     16,350,000
  6,150,000    Senior Secured Loan,
               08/03/12 (b) (d) ................................      6,150,000
  4,000,000   Weststate Land Partners LLC
               First Lien Term Loan,
               8.65%, 05/01/07 .................................      4,010,000
  5,000,000   Woodlands Commercial Properties
               Co. LP
               Bridge Loan, 8.26%, 02/28/08 ....................      5,006,250
    400,000   Woodlands Commercial Property Co.
               Secured Term Loan,
               7.35%, 08/29/09 .................................        400,500
  1,600,000   Woodlands Land Devolopment Co., LP
               Secured Term Loan,
               7.35%, 08/29/09 .................................      1,602,000
    950,933   Yellowstone Mountain Club, LLC
               Loan, 7.71%, 09/30/10 ...........................        946,578
                                                                  -------------
                                                                    106,047,237
                                                                  -------------

INFORMATION TECHNOLOGY - 4.3%
  1,000,000   Aspect Software, Inc.
               Second Lien Term Loan,
               12.56%, 07/05/12 ................................        997,500
  1,975,000   Billing Services Group North
               America, Inc.
               U S Term Loan, 8.12%, 05/05/12 ..................      1,977,469
  6,000,000   Comsys Information Services
               Second Lien Term Loan,
               13.04%, 10/31/10 ................................      6,015,000
  1,995,000   Corel Corp. (Canada)
               First Lien Term Loan,
               8.64%, 02/16/10 .................................      1,995,000
              Data Transmissions Network Corp.
    997,500    First Lein Tranche B Term Loan,
               8.43%, 03/10/13 .................................      1,002,487
  3,000,000    Second Lien Term Loan,
               13.30%, 08/15/13 ................................      3,015,000
    997,490   Deltek Systems, Inc.
               Term Loan, 7.75%, 04/22/11 ......................      1,004,971
              GXS Corp.
  2,000,000    First Lien Term Loan,
               10.41%, 06/20/11 ................................      1,985,000
  2,000,000    Second Lien Term Loan,
               10.41%, 12/20/11 ................................      2,010,000
              Infor Enterprise Solutions
               Holdings, Inc. (Luxemborg)
  3,428,571    Delayed Draw Term Loan,
               9.08%, 07/28/12 .................................      3,456,411
  6,571,429    Initial U S Term Facility,
               9.08%, 07/28/12 .................................      6,604,286

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

INFORMATION TECHNOLOGY (CONTINUED)
    892,562   Infor Global Solutions European
               Finance S.A.R.L. First Lien LUX
               Term Loan, 04/18/11 (b) .........................        903,719
    198,347   Infor Global Solutions U S (Magellan
               Holdings) First Lien Delayed Draw
               Term Loan, 06/30/11 (b) .........................        199,958
  4,364,265   IPC Acquisition Corp.
               First Lien Tranche B Term Loan,
               8.03%, 08/05/11 .................................      4,386,086
    409,091   Magellan Holdings, Inc.
               Second Lien U S Term Loan,
               04/18/12 (b) ....................................        410,114
  6,392,918   ON Semiconductor Corp.
               Term Loan H, 7.75%, 12/15/11 ....................      6,428,846
  4,000,000   Open Solutions Inc.
               First Lien Term Loan,
               7.78%, 09/03/11 .................................      4,027,520
  3,097,701   Per-Se Technologies, Inc.
               Term Loan, 7.73%, 01/06/13 ......................      3,109,318
  2,500,000   Secure Computing Corp.
               Term Loan, 08/31/13 (b) .........................      2,500,000
  3,875,000   Serena Software, Inc.
               Term Loan, 03/11/13 (b) .........................      3,874,225
 15,366,692   SunGard Data Systems, Inc.
               U S Term Loan,
               8.00%, 02/11/13 (b) .............................     15,487,013
  2,000,000   Transfirst Holdings, Inc.
               Second Lien Term Loan,
               11.57%, 03/31/13 ................................      2,020,000
  2,541,573   UGS Corp.
               Replacement Term Loan,
               7.47%, 05/27/11 .................................      2,544,750
              X-Rite, Inc.
  1,000,000    First Lien Initial Term Loan,
               7.64%, 06/30/12 .................................      1,007,500
  1,000,000    Second Lien Term Loan,
               10.39%, 06/30/13 ................................      1,005,000
                                                                  -------------
                                                                     77,967,173
                                                                  -------------

MANUFACTURING - 2.2%
  2,493,750   Aearo Co. (Pacer Holding Co.)
               First Lien Term Loan B,
               7.96%, 03/24/13 .................................      2,520,234
  1,412,101   AIRXCEL, Inc.
               First Lien Term Loan,
               8.38%, 08/31/12 .................................      1,419,162
  2,000,000   Brand Services, Inc.
               Term Loan, 07/15/12 (b) .........................      2,002,500
  1,333,333   CI Acquisition, Inc.
               Term Loan B, 7.56%, 10/17/12 ....................      1,341,667
  1,496,974   Coinmach Corp.
               Tranche B-1 Term Loan,
               7.91%, 12/16/12 .................................      1,508,680
  1,500,000   Dundee Holdco Ltd. (United Kingdom)
               U S Term Loan B1,
               8.08%, 02/17/14 .................................      1,503,750
    828,947   Euramax International Holdings B.V.
               Second Lien European
               Term Loan, 12.49%, 06/29/13 .....................        822,730
              Euramax International, Inc.
  3,112,360    First Lien Domestic Term Loan,
               8.06%, 06/28/12 .................................      3,136,481
  1,671,053    Second Lien Domestic Term Loan,
               12.49%, 06/29/13 ................................      1,682,549
  2,000,000   Georgia Gulf Corp.
               Term Loan, 09/01/13 (b) .........................      2,010,500

12 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

MANUFACTURING (CONTINUED)
              Matinvest 2 SAS (Deutsche Connector)
  2,250,000    B-2 Facility, 06/22/14 (b) ......................      2,275,313
  2,250,000    C-2 Facility, 06/22/15 (b) ......................      2,279,520
  6,824,475   Mueller Group LLC
               Term Loan, 7.51%, 10/03/12 ......................      6,874,840
  3,547,568   Polypore, Inc.
               U S Term Loan, 8.33%, 11/12/11 ..................      3,578,609
  3,000,000   Quantum Corp.
               First Lien Term Loan,
               10.40%, 08/22/12 ................................      3,003,750
  3,000,000   Sensata Technology BV/Sensata
               Technology Finance Co.
               (Netherlands)
               U S Term Loan, 7.24%, 04/27/13 ..................      2,984,220
  1,000,000   Wire Rope Corp. of America, Inc.
               Secured Term Loan, 06/17/11 (b) .................      1,025,000
                                                                  -------------
                                                                     39,969,505
                                                                  -------------

METALS/MINERALS - OTHER METALS/MINERALS - 1.7%
  2,000,000   Aleris International, Inc. (Germany)
               U S Loan, 7.88%, 08/01/11 .......................      2,009,380
  2,487,500   Alpha Natural Resources LLC
               Tranche B Term Loan,
               7.25%, 10/26/12 .................................      2,485,958
  7,500,000   James River Coal Co.
               Credit Linked Deposit,
               5.35%, 11/30/11 (b) .............................      7,528,125
  5,000,000   Kaiser Aluminum & Chemical
               Second Lien Term Loan,
               9.70%, 04/24/11 .................................      5,025,000
  9,133,524   Murray Energy Corp.
               Tranche B Term Loan,
               8.40%, 01/28/10 .................................      9,224,859
  1,345,000   Neo Material Technologies, Inc.
               Term Loan, 9.00%, 08/31/09 ......................      1,350,044
    800,000   Oglebay Norton Co.
               Tranche B Term Loan,
               7.90%, 07/31/12 .................................        806,000
  2,992,500   Universal Buildings Products, Inc.
               Term Loan, 8.96%, 04/28/12 ......................      3,022,425
                                                                  -------------
                                                                     31,451,791
                                                                  -------------

METALS/MINERALS - STEEL - 0.0%
    833,333   Standard Steel, LLC
               Initial Term Loan,
               8.09%, 06/30/12 .................................        839,583
                                                                  -------------

RETAIL - 8.1%
              Blockbuster Entertainment Corp.
  2,059,649    Tranche A Term Loan,
               8.64%, 08/20/09 .................................      2,057,981
 37,179,973    Tranche B Term Loan,
               9.10%, 08/20/11 .................................     37,289,281
 13,949,975   Burlington Coat Factory
               Warehouse Corp.
               Term Loan, 7.53%, 05/28/13 (b) ..................     13,641,541
  2,955,094   Dollarama Group LP (Canada)
               Term Loan B, 7.49%, 11/18/11 ....................      2,964,314
  2,493,225   Eddie Bauer, Inc.
               Term Loan, 9.58%, 06/21/11 ......................      2,495,095
 26,276,708   Home Interiors & Gifts, Inc.
               Initial Term Loan,
               10.39%, 03/31/11 ................................     22,729,352

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

RETAIL (CONTINUED)
  1,000,000   HVHC Inc.
               Term Loan B, 7.70%, 08/01/13 ....................      1,004,380
    895,959   MAPCO Express, Inc./MAPCO
               Family Centers, Inc.
               Term Loan, 8.20%, 04/28/11 ......................        903,234
              Movie Gallery, Inc.
  3,753,135    Term Loan A, 10.50%, 04/27/11 (b) ...............      3,577,226
 49,194,625    Term Loan B, 10.75%, 04/27/11 (b) ...............     46,759,491
  8,781,646   Neiman Marcus Group, Inc. (The)
               Term Loan, 7.77%, 04/06/13 ......................      8,861,032
  1,500,000   Sports Authority, Inc., (The)
               Term Loan B, 05/03/13 (b) .......................      1,499,070
  4,000,000   Toys "R" Us
               Tranche B Term Loan,
               9.64%, 07/19/12 .................................      4,070,800
                                                                  -------------
                                                                    147,852,797
                                                                  -------------

SERVICE - ENVIRONMENTAL SERVICES - 1.0%
              Allied Waste North America, Inc.
  2,979,781    Term Loan, 7.23%, 01/15/12 ......................      2,977,100
    380,556    Tranche A Credit Linked Deposit,
               5.37%, 01/15/12 .................................        380,320
  3,353,100   Audio Visual Services Corp.
               Term Loan, 8.00%, 05/18/11 ......................      3,369,865
  1,509,434   Duratek, Inc.
               Term Loan B, 7.76%, 06/07/13 ....................      1,521,691
              EnergySolutions, LLC
    157,233    Synthetic Letter of Credit,
               7.58%, 06/07/13 .................................        158,509
  3,333,333    Term Loan, 7.76%, 09/30/11 ......................      3,363,200
              Safety-Kleen Systems, Inc.
  1,322,034    Synthetic Letter of Credit,
               08/02/13 (b) ....................................      1,326,159
  4,677,966    Term Loan B, 08/02/13 (b) .......................      4,692,561
                                                                  -------------
                                                                     17,789,405
                                                                  -------------

SERVICE - OTHER SERVICES - 1.9%
  2,000,000   Ashtead Group PLC
               Term Loan, 08/31/11 (b) .........................      2,001,240
  3,833,333   Brickman Group Holdings, Inc.
               Term Loan, 10.52%, 11/15/09 .....................      3,823,750
 10,000,000   Education Management LLC
               Tranche B Term Loan,
               8.06%, 06/01/13 .................................     10,059,400
  1,297,872   Headwaters, Inc.
               First Lien Term Loan B-1,
               7.48%, 04/30/11 .................................      1,304,088
              Koosharem Corp.
  3,000,000    First Lien Term Loan,
               9.83%, 06/30/12 .................................      2,992,500
  1,000,000    Second Lien Term Loan,
               15.75%, 06/30/13 ................................        987,500
              La Petite Academy, Inc.
  2,631,818    Closing Date Term Loan,
               8.33%, 08/16/12 (b) .............................      2,644,978
  1,684,091    Delayed Draw Term Loan,
               09/18/06 (b) (c) ................................      1,692,511
  1,000,000   NES Rentals
               Second Lien Term Loan,
               08/17/10 (b) ....................................      1,010,000
              United Rentals, Inc.
  5,563,900    Initial Term Loan,
               7.33%, 02/14/11 .................................      5,583,597
  3,229,596    Tranche B Credit Linked Deposit,
               4.86%, 02/14/11 .................................      3,229,596
                                                                  -------------
                                                                     35,329,160
                                                                  -------------

                            See accompanying Notes to Financial Statements. | 13

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

TELECOMMUNICATIONS - 3.4%
 10,000,000   Crown Castle Operating Co.
               Term Loan, 7.65%, 06/01/14 ......................     10,066,200
  1,000,000   Gabriel Communications Finance Co.
               Term Loan B, 10.34%, 05/12/12 ...................      1,005,620
 12,000,000   Intelsat Corp.
               Tranche B-2 Term Loan,
               8.01%, 01/03/14 .................................     12,091,920
  9,000,000   Level 3 Financing, Inc.
               Term Loan, 8.41%, 12/01/11 ......................      9,061,920
  1,500,000   Maritime Telecommunications
               Network, Inc.
               First Lien Term Loan,
               8.19%, 04/07/11 .................................      1,507,500
  1,000,000   Millennium New Jersey Holdco, LLC
               First Lien B Term Loan, 08/23/12 (b) ............      1,000,000
              PaeTec Communications, Inc.
  3,000,000    First Lien Initial Term Loan,
               8.88%, 06/12/12 .................................      3,013,140
  1,000,000    Second Lien Term Loan,
               12.88%, 06/12/13 ................................      1,020,000
              RCN Corp.
  3,500,000    Initial Term Loan,
               7.28%, 05/30/13 .................................      3,500,000
  1,060,703    Term Loan, 05/30/13 (b) .........................      1,060,703
              Sorenson Communications, Inc.
  2,000,000    Revolver, 08/16/12 (b) ..........................      1,992,360
  1,000,000    Second Lien Term Loan,
               12.33%, 02/16/14 ................................      1,011,250
  5,000,000    Tranche B Term Loan,
               8.33%, 08/16/13 .................................      5,021,900
  3,750,000   Stratos Global Corp./Stratos
               Funding LP (Canada)
               Term B Facility, 8.25%, 02/13/12 ................      3,742,950
  7,000,000   Windstream Corp.
               Tranche B Term Loan,
               7.26%, 07/17/13 (b) .............................      7,039,340
                                                                  -------------
                                                                     62,134,803
                                                                  -------------

TELECOMMUNICATIONS - CLEC - 0.4%
  7,875,000   Consolidated Communications, Inc.
               Term Loan D, 7.44%, 10/14/11 ....................      7,865,156
                                                                  -------------

TELECOMMUNICATIONS - DATA/INTERNET - 0.1%
  2,000,000   Pine Tree Holdings/Country Road
               Communications, Inc.
               Second Lien Tranche B
               Term Loan, 13.30%, 07/15/13 .....................      2,030,000
                                                                  -------------

TELECOMMUNICATIONS - FIBER/LONG DISTANCE - 1.5%
  6,500,000   FairPoint Communications, Inc.
               Replacement B Term Loan,
               7.25%, 02/08/12 (b) .............................      6,461,390
    997,778   Hawaiian Telcom Communications
               Tranche B Term Loan,
               7.75%, 10/31/12 .................................      1,001,250
              Qwest Corp.
  3,000,000    Term Loan B, 6.95%, 06/30/10 ....................      3,041,730
  7,000,000    Tranche B Term Loan,
               6.95%, 06/30/10 (b) (d) .........................      7,044,590
              WestCom Corp.
  8,500,000    Second Lien Term Loan, 12.54%, 06/17/11 .........      8,558,480

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

TELECOMMUNICATIONS - FIBER/LONG DISTANCE (CONTINUED)
              WestCom Corp. (continued)
    357,473    Tranche B Term Loan,
               8.28%, 12/17/10 .................................        357,920
                                                                  -------------
                                                                     26,465,360
                                                                  -------------

TRANSPORTATION - AUTO - 6.0%
  2,000,000   Avon Automotive
               U S Term Loan, 11.25%, 08/11/11 .................      2,000,000
  3,891,897   Carey International, Inc.
               Second Lien Term Loan,
               17.20%, 05/10/12 ................................      3,882,167
    375,854   Cooper-Standard Automotive (Canada)
               Canada Limited
               Tranche B Term Loan, 12/23/11 (b) ...............        376,794
              Cooper-Standard Automotive Inc.
    627,281    Term Loan D, 12/23/11 (b) .......................        629,890
    604,635    Tranche C Term Loan , 12/23/11 (b) ..............        606,146
 20,000,000   Dana Corp.
               DIP Term Loan, 7.65%, 04/13/08 (b) ..............     20,020,800
              Dayco Products LLC - (Mark IV)
  1,000,000    Replacement Term B Loan,
               8.03%, 06/21/11 .................................      1,009,790
  1,000,000    Second Lien Term Loan,
               8.03%, 12/31/11 .................................      1,025,630
              Delphi Corp.
 21,903,133    Term Loan, 13.75%, 06/14/11 (b) .................     22,714,205
  1,500,000    Tranche B DIP Term Loan,
               8.13%, 10/08/07 .................................      1,528,740
  4,500,000   Environmental Systems Products
               Holdings
               Second Lien Term Loan,
               15.41%, 12/12/10 ................................      4,590,000
              Federal-Mogul Corp.
  1,500,000    DIP Term Loan, 7.50%, 12/09/06 ..................      1,505,625
  1,457,560    Supplemental Revolver,
               9.08%, 12/09/06 (c) .............................      1,463,025
    573,404    Tranche C Term Loan,
               9.08%, 12/09/06 .................................        574,838
  2,000,000   Gleason Works (The)
               Second Lien Term Loan,
               10.97%, 12/30/13 ................................      2,030,000
  4,500,000   Goodyear Tire & Rubber Co.
               Third Lien Term Loan,
               8.70%, 03/01/11 .................................      4,556,250
              Hayes Lemmerz International, Inc.
  3,154,379    Term Loan B, 8.91%, 06/03/09 ....................      3,191,853
  1,000,000    Term Loan C, 06/03/10 (b) .......................      1,012,250
              Hertz Corp. (The)
    369,899    Delayed Draw Term Loan,
               7.70%, 08/15/07 .................................        372,096
    444,444    Letter of Credit, 5.42%, 12/21/12 ...............        447,502
  3,170,125    Tranche B Term Loan, 7.68%, 12/21/12 ............      3,193,647
  4,239,130   Insurance Auto Auctions, Inc.
               Term Loan, 7.90%, 05/19/12 (c) ..................      4,262,954
              Key Plastics LLC
  4,409,879    Term Loan B, 8.86%, 06/29/10 ....................      4,451,244
  3,263,409    Term Loan C, 11.59%, 06/24/11 (b) ...............      3,240,957
  4,000,000   Lear Corp.
               First Lien Term Loan B,
               7.97%, 04/25/12 .................................      3,961,760
  1,869,981   Navistar International Corp.
               Delay Draw Term Loan,
               10.49%, 02/22/09 (c) ............................      1,876,994
  1,255,367   Plastech, Inc.
               Term Loan B, 10.25%, 03/31/10 ...................      1,230,259

14 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

TRANSPORTATION - AUTO (CONTINUED)
  4,702,887   Tire Rack Holdings, Inc.
               Tranche B Term Loan,
               7.24%, 06/24/12 .................................      4,676,457
    647,438   United Components, Inc.
               Tranche C Term Loan,
               7.70%, 06/30/10 .................................        651,491
  8,000,000   Vanguard Car Rental USA Holding, Inc.
               Term Loan, 8.32%, 06/14/13 ......................      8,019,040
                                                                  -------------
                                                                    109,102,404
                                                                  -------------

TRANSPORTATION - LAND - 1.2%
    568,435   Ozburn-Hessey Holding Co., LLC
               Term Loan, 8.78%, 08/10/12 ......................        568,435
              Quality Distribution, Inc.
  2,427,481    Synthetic Letters of Credit,
               5.40%, 11/13/09 .................................      2,439,618
  5,626,988    Term Loan, 8.33%, 11/13/09 ......................      5,655,123
    930,457    Term Loan, 8.33%, 11/13/09 (e) ..................        935,109
  4,720,848   SIRVA Worldwide, Inc.
               Tranche B Term Loan,
               11.46%, 12/01/10 ................................      4,524,178
  7,638,246   Transport Industries, LP
               Term Loan B, 8.00%, 09/30/11 ....................      7,671,701
                                                                  -------------
                                                                     21,794,164
                                                                  -------------

UTILITIES - 6.0%
  2,000,000   ANP Funding I ,LLC
               Tranche A Term Loan,
               8.98%, 07/29/10 .................................      2,015,840
              Astoria Generating Co.
               Acquisitions LLC
    751,289    First Lien Term Loan B,
               7.45%, 02/23/12 .................................        754,813
  4,500,000    Second Lien Term Loan C,
               9.20%, 08/23/13 .................................      4,554,540
    177,665    Term Letter of Credit,
               7.45%, 02/23/12 .................................        178,589
              Boston Generating LLC
  1,678,891    First Lien Series A Term Advance,
               8.75%, 12/15/10 .................................      1,712,468
     95,893    First Lien Series B Term Advance,
               8.75%, 09/30/10 .................................         97,547
    234,297    Second Lien Term Loan,
               11.80%, 09/30/10 ................................        246,158
  4,874,372   Calpine Construction Finance Co. LP
               First Lien Term Loan,
               11.40%, 08/26/09 ................................      5,158,694
              Calpine Corp.
  3,431,729    First Lien DIP Revolver,
               7.75%, 12/20/07 .................................      3,452,319
 14,359,818    Second Lien Term Loan,
               07/16/07 (f) ....................................     14,584,119
  2,000,000   Calpine Generating Co., LLC
               First Priority Term Loan,
               04/01/09 (b) ....................................      2,054,640
              CenterPoint Energy, Inc.
  3,970,000    Term Loan, 7.66%, 04/30/10 ......................      3,975,399
  1,763,585    Term Loan, 7.71%, 04/30/10 ......................      1,765,983
              Coleto Creek Power, LP
  6,000,000    Second Lein Term Loan,
               06/28/13 (b) ....................................      5,640,000
    318,471    Synthetic Facility, 8.26%, 06/28/13 .............        316,879
  4,681,529    Term Loan, 8.20%, 06/28/13 ......................      4,658,121

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

UTILITIES (CONTINUED)
              Covanta Energy Corp.
  1,500,000    Delayed Draw Term Loan,
               7.75%, 06/30/12 .................................      1,511,250
  1,560,976    Letter of Credit Term Loan,
               5.46%, 06/24/12 .................................      1,514,146
  1,118,598    Term Loan, 7.70%, 06/24/12 ......................      1,126,987
  2,000,000   Dynegy Holdings Inc
               Term Loan, 7.08%, 01/31/12 ......................      1,998,760
  2,000,000   El Paso Corp.
               Deposit Loan, 07/31/11 (b) ......................      2,011,240
  4,000,000   GBGH, LLC (U S Energy)
               First Lien Term Loan,
               10.94%, 08/07/13 ................................      4,010,000
              KGen, LLC
  1,975,000    Tranche A Term Loan,
               8.12%, 08/05/11 .................................      1,975,000
     36,217    Tranche B Term Loan,
               14.50%, 08/05/11 ................................         37,213
              LSP General Finance Co. LLC
    119,545    First Lien Delayed Draw Term Loan,
               7.08%, 05/04/13 (c) .............................        120,143
  2,878,788    First Lien Term Loan B,
               7.25%, 05/04/13 .................................      2,875,218
              NATG Holdings LLC
     72,073    Credit Linked Certificate of Deposit,
               01/23/09 (f) ....................................         62,703
    126,579    Term Loan A, 01/23/09 (f) .......................         22,468
     92,678    Term Loan B1, 01/23/10 (f) ......................         16,682
      9,144    Term Loan B2, 01/23/10 (f) ......................          7,955
              NRG Energy, Inc.
  3,898,925    Credit Linked Certificate of Deposit,
               7.50%, 02/02/13 .................................      3,914,442
 17,058,323    Term Loan, 7.33%, 02/01/13 ......................     17,155,214
  4,470,594   Plum Point Energy Associates, LLC
               Second Lien Term Loan,
               10.75%, 09/14/14 ................................      4,431,476
  4,518,016   Riverside Energy Center LLC
               Term Loan, 9.74%, 06/24/11 ......................      4,642,262
              Rocky Mountain Energy Center LLC
    361,073    Credit Linked Certificate of Deposit,
               5.39%, 06/24/11 .................................        371,906
  3,121,434    Term Loan, 9.74%, 06/24/11 ......................      3,207,273
              TECO Panda Generating Co. -
               Gila River Power Station
    485,932    Project Letter of Credit, 06/01/12 (b) ..........        561,252
  1,332,396    Tranche A Term Loan, 06/01/12 (b) ...............      1,525,593
  1,285,370    Tranche B Term Loan, 06/01/20 (b) ...............      1,497,456
     31,350    Working Capital, 06/01/12 (b) ...................         36,523
              TECO Panda- Union Power Partners, L.P.
    141,077    Project Letter of Credit, 06/01/12 (b) ..........        164,355
    783,762    Tranche A Term Loan, 06/01/12 (b) ...............        897,408
    752,412    Tranche B Term Loan, 06/01/20 (b) ...............        876,559
     62,701    Working Capital, 06/01/12 (b) ...................         73,047
              Thermal North America, Inc.
    500,000    Credit Linked Certificate of Deposit,
               7.16%, 10/12/13 .................................        498,750
  1,369,433    Term Loan, 7.25%, 10/12/13 ......................      1,367,721
                                                                  -------------
                                                                    109,677,111
                                                                  -------------

WIRELESS - CELLULAR/PCS - 3.6%
  4,111,181   Centennial Cellular Operating Co.
               (Puerto Rico)
               Term Loan, 7.69%, 02/09/11 ......................      4,136,876
 38,500,000   Cricket Communications, Inc.
               Term B Facility, 8.25%, 06/16/13 ................     38,856,125

                            See accompanying Notes to Financial Statements. | 15

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

SENIOR LOAN NOTES (CONTINUED)

WIRELESS - CELLULAR/PCS (CONTINUED)
              MetroPCS, Inc.
 10,850,000    First Lien Tranche B Term Loan,
               10.19%, 05/27/11 ................................     11,121,250
 10,800,000    Second Lien Term Loan,
               12.94%, 05/27/12 ................................     11,385,036
                                                                  -------------
                                                                     65,499,287
                                                                  -------------

WIRELESS - WIRELESS INFRASTRUCTURE - 0.2%
  1,909,176   CellNet Data Systems, Inc.
               First Lien Term Loan B,
               8.50%, 04/26/12 .................................      1,928,268
  1,985,000   DPI Holdings, LLC
               Term Loan, 7.45%, 09/30/10 ......................      1,982,519
                                                                  -------------
                                                                      3,910,787
                                                                  -------------
               Total Senior Loan Notes
                 (Cost $2,131,137,213) .........................  2,140,815,838
                                                                  -------------

FOREIGN DENOMINATED SENIOR LOAN NOTES (A) - 6.9%

DENMARK - 0.5%
EUR
              Nordic Telephone Co. Holdings APS
  3,750,000    Euro Facility B2, 5.54%, 04/10/14 ...............      4,853,562
  3,750,000    Euro Facility C2, 5.54%, 04/10/15 ...............      4,859,611
                                                                  -------------
                                                                      9,713,173
                                                                  -------------

FRANCE - 0.8%
EUR
              Ypso Holding SA
  2,106,147    Eur B (Acq) 1 Facility,
               5.61%, 06/15/14 .................................      2,674,080
  3,436,345    Eur B (Acq) 2 Facility,
               5.61%, 06/15/14 .................................      4,362,973
  5,457,508    Eur B (Recap) 1 Facility,
               5.61%, 06/15/14 .................................      6,929,153
                                                                  -------------
                                                                     13,966,206
                                                                  -------------

GERMANY - 1.2%
EUR
 16,900,000   P7S1 Holding II S.a.r.L - GMP
               Facility B, 7.07%, 07/08/11 .....................     21,599,083
                                                                  -------------

ITALY - 0.9%
EUR
              Prysmian Cables & Systems, Inc.
  3,461,538    Second Lien Term Loan,
               9.94%, 01/20/15 .................................      4,547,252
    875,000    Euro Term Loan B,
               5.57%, 08/04/12 .................................      1,127,458
    875,000    Euro Term Loan C2,
               5.57%, 08/04/12 .................................      1,128,679
  1,038,462    Second Lien Tranche C Term Loan,
               9.94%, 01/20/15 .................................      1,364,175
              Wind Telecomunicazione S.p.A.
  3,500,000    A1 Term Loan Facility,
               5.38%, 05/26/12 .................................      4,476,140
  1,750,000    B1 Term Loan Facility,
               5.63%, 05/26/13 .................................      2,250,122
  1,750,000    C1 Term Loan Facility,
               5.63%, 05/26/14 .................................      2,254,781
                                                                  -------------
                                                                     17,148,607
                                                                  -------------

SWITZERLAND - 0.1%
EUR
  1,262,063   Merisant Co.
               Tranche A (Euro) Term Loan,
               6.40%, 01/11/09 .................................      1,565,018
                                                                  -------------

UNITED KINGDOM - 3.4%
GBP
  1,275,000   Eggborough Power Ltd.
               Term Loan, 03/31/22 (b) (d) .....................      8,112,445
    926,518   Invensys International Holdings Ltd.
               GBP Bonding Facility B,
               7.04%, 12/15/10 .................................      1,777,799
              NTL Inc.
  3,000,000    A Facility, 03/03/11 (b) ........................      5,625,998
  1,383,227    B1 Facility, 01/10/13 (b) .......................      2,627,847
  1,616,773    B2 Facility, 09/03/12 (b) .......................      3,071,552
  1,750,000   NTL Investment Holdings Ltd.
               GBP Tranche C Term Loan,
               7.64%, 03/03/13 .................................      3,349,573
              Peacock Group (The)
  2,250,000    Facility B, 7.33%, 10/30/13 .....................      4,306,593
  2,250,000    Facility C, 7.33%, 10/30/14 .....................      4,306,593
  3,022,959   PlayPower, Inc.
               Add-on Term Loan,
               7.75%, 12/18/09 .................................      5,750,131
              Safety-Kleen JPMP SK Holdings Ltd.
  1,350,000    GBP Term Loan B1,
               7.32%, 12/14/12 .................................      2,577,536
  1,817,400    Euro Term Loan C,
               6.23%, 12/20/14 .................................      2,364,165
  1,392,327   SunGard U K Holdings Ltd.
               U K Term Loan, 7.22%, 02/11/13 ..................      2,674,903
  2,824,639   Teesside Power Ltd.
               Term Loan, 5.51%, 04/01/08 ......................      5,446,773
              Trinitybrook PLC
  2,500,000    Term Loan B1, 7.66%, 07/31/13 ...................      4,766,986
  2,500,000    Term Loan C1, 7.66%, 07/31/14 ...................      4,785,817
                                                                  -------------
                                                                     61,544,711
                                                                  -------------

               Total Foreign Denominated
                 Senior Loan Notes
                 (Cost $121,444,606) ...........................    125,536,798
                                                                  -------------

      SHARES
      -------

COMMON STOCKS (G) - 1.5%

TELECOMMUNICATIONS - 0.0%
      2,167   Eningen Realty (h) ...............................              0
                                                                  -------------

UTILITIES - 1.3%
      4,569   EBG Holding LLC ..................................      1,258,760
    780,934   Mirant Corp. .....................................     22,623,650
     40,800   NATG Holdings LLC (h) ............................              0
                                                                  -------------
                                                                     23,882,410
                                                                  -------------

WIRELESS - CELLULAR/PCS - 0.2%
     76,137   Leap Wireless International, Inc. ................      3,522,098
                                                                  -------------
               Total Common Stocks
               (Cost $23,076,316) ..............................     27,404,508
                                                                  -------------

16 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

PRINCIPAL AMOUNT ($)                                                  VALUE ($)
-------------------                                                   ---------

PREFERRED STOCK - 0.0%

MANUFACTURING - 0.0%
     14,382   Superior Telecom, Inc., Series A .................         11,506
                                                                  -------------
               Total Preferred Stock
                 (Cost $14,382) ................................         11,506
                                                                  -------------

       UNITS
      -------

WARRANTS (G) (H) - 0.0%

GAMING/LEISURE - GAMING - 0.0%
         10   OpBiz LLC, expires 08/31/10 (h) ..................              0
     32,173   OpBiz LLC, expires 08/31/10 (h) ..................              0
                                                                  -------------
                                                                              0
                                                                  -------------

               Total Warrants
                 (Cost $0) .....................................              0
                                                                  -------------

CLAIMS (I) - 0.0%

UTILITIES - 0.0%
 18,500,000   Mirant Corp. .....................................        231,250
                                                                  -------------
               Total Claims
               (Cost $2) .......................................        231,250
                                                                  -------------
TOTAL INVESTMENTS - 125.8% .....................................  2,293,999,900
                                                                  -------------
   (cost of $2,275,672,519) (j)

OTHER ASSETS & LIABILITIES, NET - (25.8)% ......................   (469,787,410)
                                                                  -------------
NET ASSETS - 100.0% ............................................  1,824,212,490
                                                                  ==============


------------------

(a) Senior loans in which the Portfolio invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (d), all senior loans carry a variable rate interest). These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate ("LIBOR") or (iii) the certificate of deposit rate. Rate shown represents the weighted average rate at August 31, 2006. Senior loans, while exempt from registration under the Security Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actua
(b) All or a portion of these positions have not settled. Contract rates do not take effect until settlement date.
(c)   Senior Loan Notes have additional unfunded loan commitments. See Note 9.
(d)   Fixed rate senior loans or corporate notes.
(e)   Loan held on participation.
(f) These issuers are in default of certain debt covenants. Income is not being accrued.
(g)   Non-income producing security.
(h) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(i) Security is the result of company restructuring that will be converted into equity upon the completion of court proceedings.
(j)   Cost for Federal income tax purposes is $2,276,511,533.

CLEC  Competitive Local Exchange Carrier
 DIP  Debtor in Possession
 EUR  Euro Currency
 GBP  Great Britain Pound

             FOREIGN DENOMINATED SENIOR LOAN NOTES
                 INDUSTRY CONCENTRATION TABLE
                    (% of Total Net Assets)

         Cable - International Cable .........  1.6%
         Broadcasting ........................  1.2%
         Retail ..............................  1.0%
         Telecommunications ..................  1.0%
         Manufacturing .......................  0.9%
         Utilities ...........................  0.7%
         Service .............................  0.3%
         Food/Tobacco - Beverages & Bottling .  0.1%
         Information Technology ..............  0.1%
                                               -----
         Total ...............................  6.9%
                                               =====



                            See accompanying Notes to Financial Statements. | 17

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND


                                                                                                             ($)
------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments:
   Investments, at value (Cost $2,275,672,519) ......................................................    2,293,999,900
   Cash .............................................................................................       79,760,757
   Foreign currency (Cost $16,356,042) ..............................................................       16,615,318
   Receivable for:
      Investments sold ..............................................................................       17,539,213
      Fund shares sold ..............................................................................       16,299,206
      Dividend, interest and fees ...................................................................       22,544,719
   Other assets .....................................................................................           79,017
                                                                                                       ---------------
         Total assets                                                                                    2,446,838,130

LIABILITIES:
   Notes payable ....................................................................................      335,000,000
      Deferred facility fees (Note 2) ...............................................................            6,038
   Net discount and unrealized appreciation on unfunded transactions (Note 9) .......................          379,952
   Payable for:
      Investments purchased .........................................................................      283,665,091
      Distributions .................................................................................            8,108
      Investment advisory fee (Note 4) ..............................................................          644,940
      Administration fee (Note 4) ...................................................................          329,980
      Trustees' fees (Note 4) .......................................................................           16,667
      Distribution and service fees (Note 4) ........................................................          850,593
      Interest expense (Note 8) .....................................................................        1,260,333
   Accrued expenses and other liabilities ...........................................................          463,938
                                                                                                       ---------------
         Total liabilities ..........................................................................      622,625,640
                                                                                                       ---------------
NET ASSETS ..........................................................................................    1,824,212,490
                                                                                                       ===============

COMPOSITION OF NET ASSETS
   Paid-in capital ..................................................................................    1,788,387,980
   Undistributed net investment income ..............................................................        6,424,519
   Accumulated net realized gain on investments and foreign currency transactions ...................       11,343,655
   Net unrealized appreciation on investments, unfunded transactions and translation of assets
      and liabilities denominated in foreign currency ...............................................       18,056,336
                                                                                                       ---------------
NET ASSETS ..........................................................................................    1,824,212,490
                                                                                                       ===============

CLASS A
   Net assets .......................................................................................      729,844,934
   Shares outstanding (unlimited authorization) .....................................................       58,702,842
   Net asset value per share  (Net assets/Shares outstanding) .......................................          12.43(a)
   Maximum offering price per share (100 / 96.50 of $12.43) .........................................          12.88(b)

CLASS B
   Net assets .......................................................................................      115,651,389
   Shares outstanding (unlimited authorization) .....................................................        9,301,911
   Net asset value and offering price per share  (Net assets/Shares outstanding) ....................          12.43(a)

CLASS C
   Net assets .......................................................................................      816,720,050
   Shares outstanding (unlimited authorization) .....................................................       65,681,591
   Net asset value and offering price per share  (Net assets/Shares outstanding) ....................          12.43(a)

CLASS Z
   Net assets .......................................................................................      161,996,117
   Shares outstanding (unlimited shares authorized) .................................................       13,030,548
   Net asset value, offering and redemption price per share (Net assets/Shares outstanding) .........            12.43

----------------------------------------------------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more, the offering price is reduced.


18 | See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31, 2006         HIGHLAND FLOATING RATE ADVANTAGE FUND



                                                                                                             ($)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .........................................................................................      129,133,988
   Dividends ........................................................................................            1,366
   Facility and other fees ..........................................................................           41,980
                                                                                                        --------------
         Total investment income ....................................................................      129,177,334

EXPENSES
   Investment advisory fee (Note 4) .................................................................        4,837,673
   Administration fee (Note 4) ......................................................................        3,094,941
   Accounting services fee ..........................................................................          435,915
   Distribution fee: (Note 4)
      Class A .......................................................................................          515,422
      Class B .......................................................................................          548,452
      Class C .......................................................................................        3,373,835
   Service fee: (Note 4)
      Class A .......................................................................................        1,288,555
      Class B .......................................................................................          304,696
      Class C .......................................................................................        1,405,764
   Transfer agent fee ...............................................................................          810,648
   Professional fees ................................................................................          168,680
   Trustees' fees (Note 4) ..........................................................................          109,808
   Custody fee ......................................................................................          190,504
   Registration fees ................................................................................          166,163
   Reports to shareholders ..........................................................................          262,546
   Other expenses ...................................................................................          452,853
                                                                                                        --------------
         Total operating expenses ...................................................................       17,966,455
   Interest expense (Note 8) ........................................................................       12,039,609
   Facility expense .................................................................................        1,449,370
                                                                                                        --------------
         Total expenses .............................................................................       31,455,434
   Fees and expenses waived or reimbursed by Investment Adviser (Note 4) ............................         (540,214)
                                                                                                        --------------
         Net expenses ...............................................................................       30,915,220
                                                                                                        --------------
   Net investment income ............................................................................       98,262,114

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments .................................................................       15,433,323
   Net realized gain on foreign currency transactions ...............................................        4,094,515
   Net change in unrealized appreciation on investments .............................................        3,786,790
   Net change in unrealized depreciation on unfunded transactions (Note 9) ..........................         (129,185)
   Net change in unrealized depreciation on translation of assets and liabilities denominated
     in foreign currency ............................................................................         (498,079)
                                                                                                        --------------
   Net realized and unrealized gain .................................................................       22,687,364
                                                                                                        --------------
   Net increase in net assets from operations .......................................................      120,949,478
                                                                                                        ==============


                            See accompanying Notes to Financial Statements. | 19

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                HIGHLAND FLOATING RATE ADVANTAGE FUND


                                                                                        YEARS ENDED AUGUST 31,
                                                                                        2006               2005
                                                                                        ($)                ($)
                                                                                 -----------------    --------------


INCREASE IN NET ASSETS:

OPERATIONS
Net investment income .........................................................        98,262,114          43,218,962
Net realized gain on investments and foreign currency transactions ............        19,527,838             447,820
Net change in unrealized appreciation (depreciation) on investments, unfunded transactions and translation of assets and liabilities denominated in
   foreign currency ...........................................................         3,159,526           7,240,459
                                                                                 -----------------    ----------------
   Net increase from operations ...............................................       120,949,478          50,907,241
                                                                                 -----------------    ----------------

TRANSACTIONS IN INVESTOR'S BENEFICIAL INTEREST

DISTRIBUTIONS DECLARED TO SHAREHOLDERS From net investment income:
   Class A ....................................................................       (39,595,036)        (15,863,369)
   Class B ....................................................................        (8,837,518)         (6,648,815)
   Class C ....................................................................       (40,413,435)        (16,600,896)
   Class Z ....................................................................        (8,134,869)         (4,020,231)
                                                                                 -----------------    ----------------
   Total distributions from net investment income .............................       (96,980,858)        (43,133,311)
                                                                                 -----------------    ----------------

SHARE TRANSACTIONS
Class A
   Subscriptions ..............................................................       509,092,824         209,578,268
   Distributions reinvested ...................................................        26,150,996          10,245,197
   Redemptions ................................................................      (166,364,386)        (83,335,719)
                                                                                 -----------------    ----------------
   Net increase ...............................................................       368,879,434         136,487,746
Class B
   Subscriptions ..............................................................               789          10,362,773
   Distributions reinvested ...................................................         5,382,976           4,017,411
   Redemptions ................................................................       (16,695,298)        (15,567,850)
                                                                                 -----------------    --------------
   Net decrease ...............................................................       (11,311,533)         (1,187,666)
Class C
   Subscriptions ..............................................................       471,122,036         167,261,240
   Distributions reinvested ...................................................        27,967,790          11,115,461
   Redemptions ................................................................       (84,176,434)        (68,853,512)
                                                                                 -----------------    ----------------
   Net increase ...............................................................       414,913,392         109,523,189
Class Z
   Subscriptions ..............................................................       115,875,101          40,633,785
   Distributions reinvested ...................................................         4,884,669           1,870,278
   Redemptions ................................................................       (35,802,179)        (20,870,623)
                                                                                 -----------------    ----------------
   Net increase ...............................................................        84,957,591          21,633,440
                                                                                 -----------------    ----------------
   Net increase from share transactions .......................................       857,438,884         266,456,709
                                                                                 -----------------    ----------------
   Total increase in net assets ...............................................       881,407,504         274,230,639

NET ASSETS
Beginning of period ...........................................................       942,804,986         668,574,347
End of period (including undistributed net investment income of $6,424,519 and
   $285,027, respectively) ................................................         1,824,212,490         942,804,986
                                                                                 =================    ================

20 | See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                HIGHLAND FLOATING RATE ADVANTAGE FUND


                                                                                        YEARS ENDED AUGUST 31,
                                                                                        2006               2005
                                                                                        ($)                ($)
                                                                                 -----------------    --------------



CHANGE IN SHARES
Class A
   Subscriptions ..............................................................        41,216,188          17,322,296
   Issued for distributions reinvested ........................................         2,115,861             846,869
   Redemptions ................................................................       (13,476,164)         (6,887,056)
                                                                                 -----------------    ----------------
   Net increase ...............................................................        29,855,885          11,282,109
Class B
   Subscriptions ..............................................................                63             855,878
   Issued for distributions reinvested ........................................           436,133             332,132
   Redemptions ................................................................        (1,350,004)         (1,285,093)
                                                                                 -----------------    ----------------
   Net decrease ...............................................................          (913,808)            (97,083)
Class C
   Subscriptions ..............................................................        38,110,054          13,815,400
   Issued for distributions reinvested ........................................         2,261,974             918,787
   Redemptions ................................................................        (6,809,203)         (5,686,448)
                                                                                 -----------------    ----------------
   Net increase ...............................................................        33,562,825           9,047,739
Class Z
   Subscriptions ..............................................................         9,364,415           3,359,211
   Issued for distributions reinvested ........................................           395,086             154,587
   Redemptions ................................................................        (2,907,290)         (1,726,328)
                                                                                 -----------------    ----------------
   Net increase ...............................................................         6,852,211           1,787,470



                            See accompanying Notes to Financial Statements. | 21

STATMENT OF CASH FLOWS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED AUGUST 31, 2006         HIGHLAND FLOATING RATE ADVANTAGE FUND

                                                                                                             ($)
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS USED FOR OPERATING ACTIVITIES
   Net investment income ............................................................................       98,262,113

ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TONET CASH USED FOR OPERATING ACTIVITIES

   Purchase of investments securities ...............................................................   (2,053,386,509)
   Proceeds from disposition of investment securities ...............................................      937,171,158
   Increase in dividends, interest and fees receivable ..............................................      (14,854,043)
   Increase in receivable for investments sold ......................................................       (9,704,865)
   Decrease in other assets .........................................................................           64,799
   Decrease in deferred facility fees ...............................................................          (36,337)
   Net amortization of premium (discount) ...........................................................       (1,501,009)
   Increase in payable for investments purchased ....................................................      201,321,555
   Increase in payables to related parties ..........................................................          675,656
   Increase in mark-to-market on realized and unrealized gain (loss) on foreign currency ............        3,596,436
   Increase in other liabilities ....................................................................        1,377,742
                                                                                                       ---------------
         Net cash and foreign currency flow from operating activities ...............................     (837,013,304)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
   Increase in notes payable ........................................................................       85,000,000
   Decrease in interest payable .....................................................................         (658,438)
   Proceeds from shares sold ........................................................................    1,089,485,950
   Payment of shares redeemed .......................................................................     (303,038,297)
   Distributions paid in cash .......................................................................      (34,214,479)
                                                                                                       ---------------
         Net cash flow provided by financing activities .............................................      836,574,736
                                                                                                       ---------------
         Net decrease in cash and foreign currency ..................................................         (438,568)

CASH AND FOREIGN CURRENCY
   Beginning of the period ..........................................................................       96,814,643
                                                                                                       ---------------
   End of the period ................................................................................       96,376,075
                                                                                                       ===============

22 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                      -----------------------------------------------------------------------------

CLASS A SHARES                                          2006           2005            2004            2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $  12.19       $  12.08        $  11.22        $  10.48       $  11.74

-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(a)                                  0.96           0.67            0.56            0.81           0.83(b)
Net realized and unrealized gain (loss)
  on investments(a)                                       0.22           0.11            0.89            0.74          (1.26)(b)
                                                      --------       --------        --------        --------       --------
Total from investment operations                          1.18           0.78            1.45            1.55          (0.43)

-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                               (0.94)         (0.67)          (0.59)          (0.81)         (0.83)
From net realized gains                                     --             --              --              --             --
                                                      --------       --------        --------        --------       --------
Total distributions declared to shareholders             (0.94)         (0.67)          (0.59)          (0.81)         (0.83)

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  12.43       $  12.19        $  12.08        $  11.22       $  10.48
Total return(c)                                          10.08%          6.56%(d)       13.14%          15.55%          3.88)%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Operating expenses                                        1.12%          1.28%           1.29%(e)        1.38%(e)       1.38%(e)
Interest and facility expenses                            1.04%          0.72%           0.40%           0.73%          0.99%
Net expenses(f)                                           2.16%          2.00%           1.69%(e)        2.11%(e)       2.37%(e)
Net investment income                                     7.78%          5.60%           4.73%(e)        7.67%(e)       7.25%(b)(e)
Waiver/reimbursement                                      0.04%          0.10%           0.18%           0.36%          0.32%
Portfolio turnover rate                                     61%            85%            110%             90%            98%
Net assets, end of period (000's)                     $729,845       $351,557        $212,205        $ 85,166       $ 69,733

----------------------------------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, on the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return is calculated using the Net Asset Value used for trading at the close of business on August 31, 2005.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Net expense ratio has been calculated after applying any waiver/reimbursement.



                            See accompanying Notes to Financial Statements. | 23

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                      -----------------------------------------------------------------------------

CLASS B SHARES                                          2006           2005            2004            2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $  12.19       $  12.08        $  11.22        $  10.48       $  11.74

------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(a)                                  0.92           0.63            0.53            0.78           0.78(b)
Net realized and unrealized gain (loss)
  on investments(a)                                       0.22           0.11            0.88            0.73          (1.25)(b)
                                                      --------       --------        --------        --------       --------
Total from investment operations                          1.14           0.74            1.41            1.51          (0.47)

------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                               (0.90)         (0.63)          (0.55)          (0.77)         (0.79)
From net realized gains                                     --             --              --              --             --
                                                      --------       --------        --------        --------       --------
Total distributions declared to
  shareholders                                           (0.90)         (0.63)          (0.55)          (0.77)         (0.79)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  12.43       $  12.19        $  12.08        $  11.22       $  10.48
Total return(c)                                           9.70%          6.19%(d)       12.75%          15.16%         (4.22)%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Operating expenses                                        1.47%          1.63%           1.64%(e)        1.73%(e)       1.73%(e)
Interest and facility expenses                            1.04%          0.72%           0.40%           0.73%          0.99%
Net expenses(f)                                           2.51%          2.35%           2.04%(e)        2.46%(e)       2.72%(e)
Net investment income                                     7.43%          5.25%           4.50%(e)        7.34%(e)       6.90%(b)(e)
Waiver/reimbursement                                      0.04%          0.10%           0.18%           0.36%          0.32%
Portfolio turnover rate                                     61%            85%            110%             90%            98%
Net assets, end of period (000's)                     $115,651       $124,500        $124,589        $ 76,379       $ 68,157

----------------------------------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, on the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) Total return is at net asset value assuming all distributions reinvested and no CDSC. Had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return is calculated using the Net Asset Value used for trading at the close of business on August 31, 2005.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Net expense ratio has been calculated after applying any waiver/reimbursement.



24 | See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                      -----------------------------------------------------------------------------

CLASS C SHARES                                          2006           2005            2004            2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  F PERIOD                                            $  12.19       $  12.08        $  11.22        $  10.48       $  11.74

------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(a)                                  0.90           0.61            0.50            0.76           0.76(b)
Net realized and unrealized gain (loss)
  on investments(a)                                       0.22           0.11            0.89            0.74          (1.25)(b)
                                                      --------       --------        --------        --------       --------
Total from investment operations                          1.12           0.72            1.39            1.50          (0.49)

------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                               (0.88)         (0.61)          (0.53)          (0.76)         (0.77)
From net realized gains                                     --             --              --              --             --
                                                      --------       --------        --------        --------       --------
Total distributions declared to
  shareholders                                           (0.88)         (0.61)          (0.53)          (0.76)         (0.77)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  12.43       $  12.19        $  12.08        $  11.22       $  10.48
Total return(c)                                           9.62%          6.03%(d)       12.57%          14.99%         (4.36)%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Operating expenses                                        1.62%          1.78%           1.79%(e)        1.88%(e)       1.88%(e)
Interest and facility expenses                            1.04%          0.72%           0.40%           0.73%          0.99%
Net expenses(f)                                           2.66%          2.50%           2.19%(e)        2.61%(e)       2.87%(e)
Net investment income                                     7.28%          5.10%           4.19%(e)        7.14%(e)       6.75%(b)(e)
Waiver/reimbursement                                      0.04%          0.10%           0.18%           0.36%          0.32%
Portfolio turnover rate                                     61%            85%            110%             90%            98%
Net assets, end of period (000's)                     $816,720       $391,455        $278,731        $ 80,572       $ 61,811

----------------------------------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, on the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) Total return is at net asset value assuming all distributions reinvested and no CDSC. Had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return is calculated using the Net Asset Value used for trading at the close of business on August 31, 2005.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Net expense ratio has been calculated after applying any waiver/reimbursement.

                            See accompanying Notes to Financial Statements. | 25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                           HIGHLAND FLOATING RATE ADVANTAGE FUND


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

------------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                                                      -----------------------------------------------------------------------------

CLASS Z SHARES                                          2006           2005            2004            2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                                           $  12.19       $  12.08        $  11.22        $  10.48       $  11.74

------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income(a)                                  1.00           0.71            0.59            0.78           0.86(b)
Net realized and unrealized gain (loss)
  on investments(a)                                       0.22           0.11            0.90            0.81          (1.25)(b)
                                                      --------       --------        --------        --------       --------
Total from investment operations                          1.22           0.82            1.49            1.59          (0.39)

------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                               (0.98)         (0.71)          (0.63)          (0.85)         (0.87)
From net realized gains                                     --             --              --              --             --
                                                      --------       --------        --------        --------       --------
Total distributions declared
  to shareholders                                        (0.98)         (0.71)          (0.63)          (0.85)         (0.87)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  12.43       $   12.19       $  12.08        $  11.22       $  10.48
Total return(c)                                          10.47%          6.93%(d)       13.52%          15.95%         (3.53)%

------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Operating expenses                                        0.77%          0.93%           0.94%(e)        1.03%(e)       1.03%(e)
Interest and facility expenses                            1.04%          0.72%           0.40%           0.73%          0.99%
Net expenses(f)                                           1.81%          1.65%           1.34%(e)        1.76%(e)       2.02%(e)
Net investment income                                     8.13%          5.95%           4.93%(e)        7.21%(e)       7.60%(b)(e)
Waiver/reimbursement                                      0.04%          0.10%           0.18%           0.36%          0.32%
Portfolio turnover rate                                     61%            85%            110%             90%            98%
Net assets, end of period (000's)                     $161,996       $ 75,293        $ 53,049        $  5,178       $    140

----------------------------------------------------
(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002, on the net investment income and net realized and unrealized loss per share was less than $0.01. The impact to the ratio of net investment income to average net assets was less than 0.01%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.
(c) Total return is at net asset value assuming all distributions reinvested. Had the Fund's investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return is calculated using the Net Asset Value used for trading at the close of business on August 31, 2005.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) Net expense ratio has been calculated after applying any waiver/reimbursement.


26 | See accompanying Notes toFinancial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

NOTE 1. ORGANIZATION
Highland Floating Rate Advantage Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company.

INVESTMENT OBJECTIVE
The Fund seeks to provide a high level of current income consistent with preservation of capital.

FUND SHARES
The Fund may issue an unlimited number of shares and continuously offers three classes of shares: Class A, Class C and Class Z. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

On March 3, 2005, the Board of Trustees of the Fund approved the closing of the Fund's Class B shares to purchases by new and existing shareholders. The Fund discontinued selling Class B shares to new and existing investors following the close of business on May 2, 2005, although existing investors may still reinvest distributions in Class B shares.

Class A shares are subject to a maximum front-end sales charge of 3.50% based on the amount of initial investment. Class A shares purchased without an initial sales charge by accounts aggregating $1 million and greater at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months. Class B shares are subject to a maximum CDSC of 3.25% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Please read the Fund's prospectus for additional details on the Class B CDSC. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are not subject to a sales charge. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION
The value of the Fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the Fund uses those quotations for pricing. Securities without a sale price or bid and ask quotations on the valuation day will be priced by an independent pricing service. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean be-tween the most recently quoted bid and asked prices from principal market makers. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined in good faith by the Investment Adviser in accordance with procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date. Costs and gains (losses) are determined based upon the specific identification method for both financial statement and federal income tax purposes.

FOREIGN CURRENCY
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net real-

                                                              Annual Report | 27

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

ized and unrealized gain or loss on investment securities.

REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment adviser has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, if any. As of April 2004, facility fees received are recorded as a reduction of cost to the loan and amortized through the maturity of the loan. Prior to April 2004, facility fees received were treated as deferred revenue and amortized over two years. Unamortized facility fees are reflected as deferred fees on the Statement of Assets and Liabilities.

DETERMINATION OF CLASS NET ASSET VALUES
All income, expenses (other than distribution fees and service fees, which are class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS
The Fund intends to qualify each year as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

STATEMENT OF CASH FLOWS
Information on financial transactions which have been settled through the receipt or disbursement of cash are presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund's Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank and sub-custodian bank, respectively, and does not include any short-term investments.

ADDITIONAL ACCOUNTING STANDARDS
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

NOTE 3. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2006, permanent differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, bond bifurcation, and Section 988 gain (loss) were identified and reclassified among the components of the Fund's net assets as follows:

--------------------------------------------------------------------------------
     Overdistributed                   Accumulated Net
     Net Investment                     Realized Gain
         Income                            (Loss)
--------------------------------------------------------------------------------
        $4,858,236                       $(4,858,236)
--------------------------------------------------------------------------------

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

28 | Annual Report

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND


                                  2006            2005
------------------------------------------------------------
 Distributions paid from:
   Ordinary income*           $96,980,858     $43,133,311
------------------------------------------------------------
   Long-term capital gains        --               --

*For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2006, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

-----------------------------------------------------------
       Undistributed      Undistributed
         Ordinary           Long-Term      Net Unrealized
          Income          Capital Gains     Appreciation*
-----------------------------------------------------------
        $22,490,899         $193,580         $17,274,021
-----------------------------------------------------------
*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and accretion/amortization on debt securities.

Unrealized appreciation and depreciation at August 31, 2006, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation (depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

--------------------------------------------------------------
  Unrealized appreciation                       $20,981,728
  Unrealized depreciation                        (3,493,361)
                                                ------------
     Net unrealized appreciation                $17,488,367
                                                ============
--------------------------------------------------------------

NOTE 4. ADVISORY, ADMINISTRATION, SERVICE AND
DISTRIBUTION, TRUSTEE, AND OTHER FEES

INVESTMENT ADVISORY FEE
Highland Capital Management, L.P. ("Highland" or the "Investment Adviser") is the investment adviser to the Fund. The Fund is accruing a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

---------------------------------------------------------
     Average Daily Net Assets             Annual Fee Rate
       First $1billion                         0.45%
---------------------------------------------------------
       Next $1 billion                         0.40%
---------------------------------------------------------
      Over  $2 billion                         0.35%
---------------------------------------------------------

For the year ended August 31, 2006, the Portfolio's effective investment advisory fee rate was 0.37%.

On July 28, 2006, the excess Investment Advisory Fees held in escrow as a result of the differing calculation methodologies (discussed below) was released to the Fund in the amount of $1,572,491. Of this amount, $708,952 and $863,539 pertained to the pertained to the current and prior fiscal years, respectively. The impact of the current year release to the investment advisory fee for the year ended August 31, 2006 was as follows:


   Calculated Investment Advisory Fee           $   6,410,164
   Release of Escrow, Current Year Advisory Fee       708,952
                                                -------------
     Net Investment Advisory Fee                $   5,701,212
                                                =============

Without the impact of the release of the escrowed amounts attributable to the prior fiscal year, the Fund's effective advisory fee, for the year ended August 31, 2006 was 0.44%.

On April 9, 2004, Columbia Management Advisors, Inc. ("Columbia") and Highland entered into an agreement to sell certain of the assets of Columbia's bank loan asset management group to Highland. Upon completion of the sale on April 15, 2004, the advisory agreement between Columbia and the Fund terminated because such sale effected an "assignment" (as defined in the1940 Act), and an interim advisory agreement between Highland and the Fund took effect. At a meeting held on March 29, 2004, the prior board of trustees of the Fund, approved by an unanimous vote of the Trustees present, (i) the interim advisory agreement to take effect on April 15, 2004 and (ii) the agreement that is currently in effect between the Fund and Highland (the "Current Advisory Agreement"), subject to shareholder approval. On July 30, 2004 the shareholders of the Fund approved the Current Advisory Agreement with Highland and it became effective immediately after such approval. Due to a drafting error, the detailed description of the advisory fee in the proxy statement and the form of the Current Advisory Agreement submitted to shareholders in 2004 and signed by the parties described an advisory fee calculation methodology based on average daily net rather than managed assets that would result in Highland's receiving a lower advisory fee than that believed approved by the prior trustees and actually calculated and paid to Highland since the adoption of the Current Advisory Agreement. The only difference between the two methodologies is that the intended advisory fee would have been charged against managed assets rather than net assets. Because the Fund borrows to seek to enhance its returns, Highland's fee computed on the basis of average daily managed assets would be higher than the fee computed on the basis of average daily net assets and thus Highland may have an economic incentive to incur more leverage in order to maximize its compensation.

In view of the time and resources it would take to obtain a judicial ruling regarding retroactive approval of the correction under the 1940 Act, Highland resolved to release the fee differential to the Fund and recommend that the Board approve and submit to shareholders a new advisory agreement that would make certain changes to the way that the advisory fee is calculated. Inasmuch as the proxy disclosure presented to shareholders in 2004 as to the precise rate of the advisory fee to be paid by the Fund was inconsistent with the intention of the prior board, Highland proposed

                                                              Annual Report | 29

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

that the current Board approve a correction to the advisory fee calculation methodology to indicate that advisory fees are calculated based on average daily managed assets rather than average daily net assets. Additionally, in light of the excellent performance of the Fund during the period Highland has served as the investment adviser and in view of the fact that the advisory/management fee for the Fund is substantially below the average of the Fund's Lipper peer group, Highland also proposed that the Board approve an increase in the advisory fee. At an in-person Board meeting held on May 19, 2006, the current Board, including the members of the Board who are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Trustees"), unanimously approved both the continuation of the Current Advisory Agreement and a new advisory agreement between the Fund and Highland that would include the terms that Highland proposed (the "New Advisory Agreement") to be submitted to shareholders.

ADMINISTRATION FEES
Highland provides administrative services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund's average daily managed net assets. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PFPC Inc. ("PFPC"). Highland pays PFPC directly for these fees.

SERVICE AND DISTRIBUTION FEES
PFPC Distributors, Inc. (the "Distributor") serves as the principal underwriter and distributor of the Fund's shares. The Distributor is paid a CDSC on certain redemptions of Class A, Class B and Class C Shares. For the year ended August 31, 2006, the Distributor received $252,263, $184,683 and $113,445 of CDSC on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which requires the payment of a monthly service fee to the Distributor at the annual rate not to exceed 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor on an annual basis, not to exceed 0.10%, 0.45% and 0.60% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The CDSC and the fees received from the Plan are used principally as repayment for amounts paid to dealers who sold such shares.

EXPENSE LIMITS AND FEE REIMBURSEMENTS
Prior to June 12, 2006, Highland had voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of investment advisory fees, administration fees, distribution and service fees, brokerage commissions, interest, facility expense, taxes and extraordinary expenses, if any) exceeded 0.15% annually of the Fund's average daily net assets. This arrangement may be reinstated by Highland at any time.

FEES PAID TO OFFICERS AND TRUSTEES
The Fund pays no compensation to its one "Interested Trustee" or any of its other officers, all of whom are employees of Highland.

The Fund pays the Independent Trustees each an annual retainer of $25,000 for services provided as Trustees of the Fund.

NOTE 5. PORTFOLIO INFORMATION
For the year ended August 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $2,053,386,509 and $937,171,158, respectively.

NOTE 6. PERIODIC REPURCHASE OFFERS
The Fund has adopted a fundamental policy to offer each fiscal quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at the Fund's net asset value ("Repurchase Offers"). Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. It is anticipated that the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date") will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date.

For the year ended August 31, 2006, there were four Repurchase Offers. For each Repurchase Offer, the Fund offered to repurchase 10% of its shares. In the November 2005, February 2006, May 2006 and August 2006 Repurchase Offers, 8.38%, 5.00%, 4.24% and 3.79%, respectively, of shares outstanding were repurchased.

NOTE 7. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans"), the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic foreign corporations, partnerships and other entities ("Borrowers"). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured enters into bankruptcy, the Fund may incur certain costs and

30 | Annual Report

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, not with the borrower directly.

As such, the Fund assumes the credit risk of the Borrower, selling participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry.

At August 31, 2006, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

------------------------------------------------------------
                                    Principal
 Selling Participant                 Amount        Value
------------------------------------------------------------
 CS:
 Quality Distributions, Inc.
     Term Loan                      $930,457      $935,109


NOTE 8. LOAN AGREEMENT
Effective October 18, 2004, and amended on November 14, 2005, the Fund entered into a $400,000,000 secured loan agreement with Citicorp North America, Inc. ("Citicorp") replacing a previous agreement.

At August 31, 2006, the Fund had one term loan outstanding with Citicorp, totaling $335,000,000. The interest rate charged on this loan at August 31, 2006 was 5.40%. The average daily loan balance was $255,383,562 at weighted average interest rate of 4.57%. The Fund was required to maintain certain asset coverage with respect to the loan. Interest expense of $12,039,609 is included on the Statement of Operations.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the agreement. The loan agreement asset coverage is calculated by subtracting the Fund's total liabilities, not including any bank loans and senior securities, from the Fund's total net assets and dividing such amount by the principal amount of the debt outstanding and is as follows:

--------------------------------------------------------------------------
                                                      Asset
                                                   Coverage per
                                                     $1,000 of
                                  Total Amount     Outstanding
                                     Date          Indebtedness
--------------------------------------------------------------------------
  08/31/2006                     $335,000,000         $7,292
--------------------------------------------------------------------------
  08/31/2005                      250,000,000          5,129
--------------------------------------------------------------------------
  08/31/2004                       95,000,000          8,038
--------------------------------------------------------------------------
  08/31/2003                       59,500,000          5,156
--------------------------------------------------------------------------
  08/31/2002                       74,000,000          3,701
--------------------------------------------------------------------------
  08/31/2001                       88,000,000          3,908
--------------------------------------------------------------------------
  08/31/2000                       19,000,000          6,739


9. UNFUNDED LOAN COMMITMENTS
As of August 31, 2006, the Portfolio had unfunded loan commitments of $40,783,562, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

--------------------------------------------------------------
                                                Unfunded
                                                  Loan
  Borrower                                     Commitment
--------------------------------------------------------------
 Alon USA Energy, Inc.                    $        888,889
--------------------------------------------------------------
  Atrium Co. Inc.                                   547,059
--------------------------------------------------------------
  Covanta Energy Corp.                            1,000,000
--------------------------------------------------------------
  Cricket Communications, Inc.                    6,500,000
--------------------------------------------------------------
  Decrane Aircraft Holdings, Inc.                 2,000,000
--------------------------------------------------------------
  DHM Holdings Co. Inc.                             180,561
--------------------------------------------------------------
  Federal-Mogul Corp.                               117,897
--------------------------------------------------------------
  Ferro Corp.                                     3,777,778
--------------------------------------------------------------
  Infor Global Solutions S.A.R.L.                 2,250,000
--------------------------------------------------------------
  Insurance Auto Auctions, Inc.                     217,391
--------------------------------------------------------------
  Interstate Bakeries Corp.                       4,117,132
--------------------------------------------------------------
  La Petite Academy, Inc.                         5,684,091
--------------------------------------------------------------
  LSP General Finance Co. LLC                         1,666
--------------------------------------------------------------
  MEG Energy Corp.                                3,000,000
--------------------------------------------------------------
  Millennium Digital Media Systems, LLC           4,109,024
--------------------------------------------------------------
  Navistar International Co.                        130,019
--------------------------------------------------------------
  NES Rentals Holdings, Inc.                        666,667
--------------------------------------------------------------
  Oglebay Norton Co.                                200,000
--------------------------------------------------------------
  Standard Steel, LLC                               166,667
--------------------------------------------------------------
  Trump Entertainment Resorts, Inc.               3,228,721
--------------------------------------------------------------
  VML US Finance LLC                              2,000,000
--------------------------------------------------------------
                                           $     40,783,562
                                           ===================


The net discount in unrealized gain (loss) on the unfunded commitments is recorded as a liability on the Statement of Assets and Liabilities. The change in unrealized gain (loss) is recorded on the Statement of Operations.

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND
CONTINGENCIES

INDUSTRY FOCUS
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NON-PAYMENT RISK
Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the net asset value of the Fund.

                                                              Annual Report | 31

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND

CREDIT RISK
Investments rated below investment grade are commonly referred to as high-yield, high risk or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

CURRENCY RISK
A portion of the Fund's assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are quoted or denominated. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

FOREIGN SECURITIES
Investments in foreign securities may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risk may include (i) less information about non-U.S. issuers or markets being available due to less rigorous disclosure, accounting standards or regulatory requirements; (ii) many non-U.S. markets are smaller, less liquid and more volatile and the Adviser may not be able to sell the Fund's securities at times, in amounts and at prices it considers reasonable; (iii) the economies of non-U.S. markets may grow at slower rates than expected or may experience a downturn or recession; and (iv) withholdings and other non-U.S. taxes may decrease the Fund's returns.

NOTE 12. SUBSEQUENT EVENT
At a meeting held on September 8, 2006, the Board of Trustees approved The Bank of Nova Scotia ("Scotia") as the Credit Facility Provider for the Fund, on substantially similar terms to those of the Fund's existing credit facility with Citicorp, with such modifications as approved by the Trustees.

After negotiation of documentation and approval by the Board of Trustees, on October 12, 2006, the Fund entered into a revolving credit and security agreement with Liberty Street Funding Corp. and Bay Street Funding Trust, as the conduit lenders, and Scotia, as agent for the secured parties. The total commitment under the Scotia facility is $500 million in aggregate principal amount. Proceeds of the Scotia facility were used to repay all outstanding obligations and terminate the Citicorp facility at closing.

32 | Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF HIGHLAND FLOATING RATE ADVANTAGE FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Floating Rate Advantage Fund (the "Fund") at August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets and cash flows and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2006 by correspondence with the custodian and the banks with whom the Fund owns participations in loans, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Dallas, Texas
October 27, 2006




                                                              Annual Report | 33

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT ADVISORY CONTRACTS  HIGHLAND FLOATING RATE ADVANTAGE FUND

To assist the Board with its consideration of Highland's proposal, the Board requested, through Fund counsel and its independent legal counsel, and received from Highland, various written materials, including: (1) information confirming the financial soundness of Highland; (2) information on the advisory and marketing personnel of Highland, including compensation arrangements; (3) information on the internal compliance procedures of Highland; (4) comparative information showing how the Fund's proposed fee schedule and anticipated operating expenses compare to (i) other registered investment companies that follow investment strategies similar to those of the Fund, and (ii) other private and registered pooled investment vehicles or accounts managed by Highland, as well as the performance of such vehicles and accounts; (5) information regarding brokerage and portfolio transactions; and (6) information on any legal proceedings or regulatory audits or investigations affecting Highland.

The Independent Trustees, assisted by their independent legal counsel, met in executive session to discuss the terms of the Current Advisory Agreement and the New Advisory Agreement (together, the "Agreements"). The Independent Trustees reviewed various factors discussed in independent counsel's legal memorandum, detailed information provided by Highland and other relevant information and factors including the following:

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES TO BE
PROVIDED BY HIGHLAND

The Independent Trustees considered the portfolio management services provided by Highland and the activities related to portfolio management, including use of technology, research capabilities, and investment management staff. They discussed the experience and qualifications of the personnel who provide advisory services, including the background and experience of the members of the portfolio management team. The Independent Trustees reviewed the management structure, assets under management and investment philosophies and processes of Highland. They also reviewed and discussed Highland's compliance policies and procedures. The Independent Trustees concluded that Highland had the quality and depth of personnel and investment methods essential to performing its duties under the Agreements and that the nature of such advisory services is satisfactory.

HIGHLAND'S HISTORICAL PERFORMANCE IN MANAGING THE
FUND

The Independent Trustees reviewed Highland's historical performance in managing the Fund as provided by Lipper. They noted that since Highland has become the Fund's investment adviser, the Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, by 231 basis points per year on an annualized basis. Furthermore, when compared to its peer group, all of the Fund's share classes have been the top performing share classes of any peer, in the categories Year-to-Date Total Return, 1-year Total Return, Total Return since 4/15/04, as well as the Annualized Total Rates of Return in 3-Year, 5-Year, since 4/15/04, and since Inception time frames. Moreover, during the 12 months ended March 31, 2006, the Fund's Class Z Shares earned a return of 9.37%, which represents outperformance of 51.37% or 318 basis points compared to its benchmark, which returned 6.19%. The Independent Trustees were satisfied with Highland's historical performance in managing the Fund.

THE INVESTMENT PERFORMANCE OF OTHER ACCOUNTS OR
FUNDS MANAGED BY HIGHLAND

The Independent Trustees reviewed the performance of Highland for accounts or funds that are similar to the Fund compared with other investment companies of similar investment objectives and size. They reviewed Highland's historical performance in managing Highland Floating Rate Limited Liability Company ("FRLLC"). Highland Floating Rate Fund ("FRF") invests substantially all of its assets in FRLLC, which then invests such assets in securities and other assets in accordance with the investment objectives of FRF and FRLLC. The Independent Trustees noted that as a result of its investment in FRLLC, FRF is consistently outperforming its benchmark, the Credit Suisse Leveraged Loan Index, as well as both its peers that employ leverage and those that do not employ leverage. During the 12 months ended March 31, 2006, FRF's Class Z Shares earned a return of 7.61%, which represents a 22.94% incremental return or 142 basis points more than its benchmark. Additionally, in Lipper's Annualized Rate of Return categories, all of FRF's share classes were ranked in the Top 5 for the 5-Year and Since Inception Total Return sets, and the top 6 for the 3-Year Total Return set. The Independent Trustees were satisfied with Highland's overall performance records.

THE COSTS OF THE SERVICES TO BE PROVIDED BY HIGHLAND
AND THE PROFITS TO BE REALIZED BY HIGHLAND AND ITS
AFFILIATES FROM THE RELATIONSHIP WITH THE FUND

The Independent Trustees also gave substantial consideration to the fees payable under the New Advisory Agreement, including: (i) the basis points to be paid to Highland; (ii) the anticipated expenses Highland would incur in providing advisory services; and (iii) a comparison of the fees payable to Highland under the Agreements to fees paid to Highland by other trusts and to investment advisers serving other investment companies with similar investment programs to that of the Fund. After such review, the Independent Trustees determined that the anticipated profitability rates to Highland with respect to the Agreements were fair and reasonable.

34 | Annual Report

--------------------------------------------------------------------------------

APPROVAL OF INVESTMENT ADVISORY CONTRACTS  HIGHLAND FLOATING RATE ADVANTAGE FUND

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE
REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS
REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF
SHAREHOLDERS

The Independent Trustees considered the effective fees under the Agreements, as a percentage of assets at different asset levels, and possible economies of scale to Highland. They considered the anticipated asset levels of the Fund, the information provided by Highland relating to its estimated costs, and information comparing the fee rate to be charged by Highland with fee rates charged by other unaffiliated investment advisers to their clients. They also considered Highland's willingness to reinstate its voluntary "other expenses" cap if shareholders approve the New Advisory Agreement. The Independent Trustees concluded that the fee structures are reasonable and appropriately would result in a sharing of economies of scale in the current environment in view of the information provided by Highland.

In determining whether to approve the Agreements, the Independent Trustees concluded that, based on the materials presented to them and the conversations the Board had with representatives of Highland, the Fund's auditors, the Fund's counsel and counsel to the Independent Trustees, continuation of the Current Advisory Agreement and submission of the New Advisory Agreement to shareholders would be in the best interests of shareholders. The Independent Trustees determined that the advisory fee rates under the Agreements are fair and reasonable, in light of the excellent performance of the Fund during the period Highland has served as the investment adviser and in view of the fact that the advisory fee rates for the Fund are substantially below the average advisory/management fee rate in the Fund's Lipper peer groups.




                                                              Annual Report | 35

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND


TRUSTEES AND OFFICERS


The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Highland Funds Complex.


                                           YEAR FIRST          PRINCIPAL                 NUMBER OF PORTFOLIOS
                                           ELECTED OR        OCCUPATION(S)                 IN HIGHLAND FUNDS            OTHER
NAME, ADDRESS,          POSITION           APPOINTED          DURING PAST                  COMPLEX OVERSEEN         DIRECTORSHIPS
AND AGE                 WITH FUND          TO OFFICE           FIVE YEARS                     BY TRUSTEE 1              HELD
                              INDEPENDENT TRUSTEES

Timothy K. Hui           Trustee             2004      Assistant Provost for Graduate             8                    None
(Age 58)                                               Education since July 2004;
c/o Highland Capital                                   Assistant
Management, L.P.                                       Provost for Educational
13455 Noel Road,                                       Resources, July 2001 to June
Suite 800                                              2004, Philadelphia Biblical
Dallas, TX 75240                                       University


Scott F. Kavanaugh       Trustee             2004      Private Investor; Executive at             8                    None
(Age 45)                                               Provident Funding Mortgage
c/o Highland Capital                                   Corporation, February 2003 to
Management, L.P.                                       July 2003; Executive Vice
13455 Noel Road,                                       President, Director and
Suite 800                                              Treasurer, Commercial Capital
Dallas, TX 75240                                       Bank, January 2000 to February
                                                       2003; Managing Principal and
                                                       Chief Operating Officer,
                                                       Financial Institutional Partners
                                                       Mortgage Company and the
                                                       Managing Principal and
                                                       President of Financial
                                                       Institutional Partners, LLC, (an
                                                       investment banking firm), April
                                                       1998 to February 2003.


James F. Leary           Trustee             2004      Managing Director, Benefit                 8               Board Member of
(Age 76)                                               Capital Southwest, Inc.,                                   Capstone Asset
c/o Highland Capital                                   (a financial consulting firm)                              Management
Management, L.P.                                       since January 1999.                                        Group of Mutual
13455 Noel Road,                                                                                                  Funds.
Suite 800
Dallas, TX 75240


Bryan A. Ward            Trustee             2004      Senior Manager, Accenture,                 8                    None
(Age 51)                                               LLP since January 2002;
c/o Highland Capital                                   Special Projects Advisor,
Management, L.P.                                       Accenture, LLP with focus on
13455 Noel Road,                                       the oil and gas industry,
Suite 800                                              September 1998 to December
Dallas, TX 75240                                       2001.

36 | Annual Report

--------------------------------------------------------------------------------
AUGUST 31, 2006                            HIGHLAND FLOATING RATE ADVANTAGE FUND


TRUSTEES AND OFFICERS


                                           YEAR FIRST          PRINCIPAL                 NUMBER OF PORTFOLIOS
                                           ELECTED OR        OCCUPATION(S)                 IN HIGHLAND FUNDS            OTHER
NAME, ADDRESS,          POSITION           APPOINTED          DURING PAST                  COMPLEX OVERSEEN         DIRECTORSHIPS
AND AGE                 WITH FUND          TO OFFICE           FIVE YEARS                     BY TRUSTEE 1              HELD
                                                          INTERESTED TRUSTEE 2
R. Joseph Dougherty      Trustee and         2004      Portfolio Manager of                       8                    N/A
(Age 36)                 Senior Vice                   Highland since 2000.
c/o Highland Capital      President
Management, L.P.
13455 Noel Road,
Suite 800
Dallas, TX 75240

                                                              OFFICERS (3)
James D. Dondero         President           2004      President and Managing                    N/A                   N/A
(Age 44)                                               Partner of Highland; President
c/o Highland Capital                                   and Director of Strand Advisors,
Management, L.P.                                       Inc., the general partner of the
13455 Noel Road,                                       Adviser.
Suite 800
Dallas, TX 75240


Mark Okada               Executive Vice      2004      Chief Investment Officer of               N/A                   N/A
(Age 44)                   President                   Highland since March 1993;
c/o Highland Capital                                   Officer of Strand Advisors,
Management, L.P.                                       Inc., the general partner of the
13455 Noel Road,                                       Adviser.
Suite 800
Dallas, TX 75240


M. Jason Blackburn       Secretary and       2004      Assistant Controller of                   N/A                   N/A
(Age 30)                   Treasurer                   Highland since November
c/o Highland Capital                                   2001; Accountant, KPMG LLP,
Management, L.P.                                       September 1999 to October
13455 Noel Road,                                       2001.
Suite 800
Dallas, TX 75240


Michael S. Minces        Chief Compliance    2004      Associate, Akin Gump                      N/A                   N/A
(Age 32)                     Officer                   Strauss Hauer & Feld LLP
c/o Highland Capital                                   (law firm), October 2003 to
Management, L.P.                                       August 2004; Associate,
13455 Noel Road,                                       Skadden, Arps, Slate,
Suite 800                                              Meagher & Flom LLP (law
Dallas, TX 75240                                       firm), October 2000 to March
                                                       2003. Previously, he attended
                                                       The University of Texas at
                                                       Austin School of Law.

1 The Highland Fund Complex consists of the following Funds:  Highland Floating Rate Limited Liability Company,  Highland Floating
  Rate Fund, Highland Floating Rate Advantage Fund, Highland Corporate  Opportunities Fund, Restoration Opportunities Fund, Highland
  Credit Strategies Fund,  Prospect Street(R) High Income  Portfolio Inc., Prospect Street(R) Income Shares Inc. and Highland Equity
  Opportunities Fund.
2 Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with Highland.
3 Each officer also serves in the same capacity for each Fund in the Highland Fund Complex.


                                                              Annual Report | 37

IMPORTANT INFORMATION ABOUT THIS REPORT
--------------------------------------------------------------------------------


TRANSFER AGENT
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

INVESTMENT ADVISER
Highland Capital Management, L.P.
13455 Noel Road, Suite 800
Dallas, TX 75240

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201


The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

This report has been prepared for shareholders of Highland Floating Rate Advantage Fund.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund's proxy voting record for the most recent 12-month period ended June 30, are available
(i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the

Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov and also may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes information about Fund Trustees and is available upon request without charge by calling 1-877-665-1287.




38 | Annual Report

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

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

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

                                  FLOATING RATE
                                    ADVANTAGE
                                      BACK
                                      COVER

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (b) Not applicable.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (d) The registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

     (e) Not applicable.

     (f) The registrant's code of ethics is incorporated by reference to Exhibit
         (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on November 9, 2004 (Accession No. 0001047469-04-033537).


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees (the "Board") has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leary is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $59,000 for 2006 and $54,590 for 2005.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,500 for 2006 and $5,000 for 2005. The nature of the services related to agreed-upon procedures, performed on the Fund's semi-annual financial statements.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,800 for 2006 and $4,800 for 2005. The nature of the services related to assistance on the Fund's tax returns and excise tax calculations.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee shall:

         (a) have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

         (b) review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

         (c)  establish,  to the extent permitted by law and deemed  appropriate
              by  the  Audit  Committee,   detailed  pre-approval  policies  and
              procedures for such services; and

         (d) consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $81,000 for 2006 and $85,252 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Adviser has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

     o The Adviser votes proxies in respect of a client's securities in the client's best economic interests and without regard to the interests of the Adviser or any other client of the Adviser.

     o Unless the Adviser's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Adviser votes proxies in a manner consistent with the Guidelines.

     o To avoid material conflicts of interest, the Adviser applies the Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For clients that are registered investment companies, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose the conflict and the Committee's determination of the manner in which to vote to the Fund's Board. For clients that are not investment companies, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Committee will disclose the conflict to the client and advise the client that its securities will be voted only upon the client's written direction.

     o The Adviser also may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote.

The Adviser's Guidelines address how it will vote proxies on particular types of matters such as changes in corporate government structures, adoption of options plans and anti-takeover proposals. For example, the Adviser generally will:

     o support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

     o support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

     o oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Fund's portfolio is managed by a portfolio management team. The members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are R. Joseph Dougherty and Mark Okada.

         Mr. Dougherty is a Portfolio Manager at Highland and heads Highland's retail funds effort. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other portfolio managers, and manages the team dedicated to their day-to-day administration. He also serves as a Director, Chairman and Senior Vice President of Prospect Street(R) High Income Portfolio Inc. ("PHY") and Prospect Street(R) Income Shares Inc. ("CNN"). Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty also helped follow companies within the chemical, retail, supermarket and restaurant sectors. Prior to joining Highland, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte and Touche, LLP from 1992 to 1994. He received a BS in Accounting from Villanova University and an MBA from Southern Methodist University. Mr. Dougherty is a Chartered Financial Analyst and a Certified Public Accountant.

         Mr. Okada has been  Executive  Vice  President of Highland  since March
1993 and is Executive Vice President of PHY and CNN. From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for Protective Asset Management Company, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. Prior to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1 billion in highly leveraged transactions. Prior thereto, he was a management trainee for Mitsui Manufacturers Bank. Mr. Okada graduated with honors from UCLA with a B.S. in Economics and a B.S. in Psychology in 1984. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

         The following tables provide information about funds and accounts, other than the Fund, for which the Fund's portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2006.


R. JOSEPH DOUGHERTY
----------------------------------------------------------------------------------------------------------------------
                                                                                                 Total Assets with
                                    Total                             # of Accounts Managed      Performance-Based
                                # of Accounts      Total Assets      with Performance-Based         Advisory Fee
      TYPE OF ACCOUNTS             MANAGED           (MILLIONS)           ADVISORY FEE               (MILLIONS)
      ----------------             -------           ----------           ------------               ----------
----------------------------------------------------------------------------------------------------------------------
Registered Investment                  7               $3,263                   -                        -
Companies:
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment                1                $276                    -                        -
Vehicles:
----------------------------------------------------------------------------------------------------------------------
Other Accounts:                        -                 -                      -                        -
----------------------------------------------------------------------------------------------------------------------


MARK OKADA
----------------------------------------------------------------------------------------------------------------------
                                                                                                 Total Assets with
                                    Total                             # of Accounts Managed      Performance-Based
                                # of Accounts      Total Assets      with Performance-Based         Advisory Fee
      TYPE OF ACCOUNTS             MANAGED           (MILLIONS)           ADVISORY FEE               (MILLIONS)
      ----------------             -------           ----------           ------------               ----------
----------------------------------------------------------------------------------------------------------------------
Registered Investment                  8               $4,173                   -                        -
Companies:
----------------------------------------------------------------------------------------------------------------------
Other Pooled Investment               37              $18,538                  31                     $16,578
Vehicles:
----------------------------------------------------------------------------------------------------------------------
Other Accounts:                        -                 -                      -                        -
----------------------------------------------------------------------------------------------------------------------

         CONFLICTS OF INTERESTS. The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser's (or its affiliates') partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

         The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

         While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser's fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

          The Adviser expects to apply to the SEC for exemptive relief to enable the Fund and registered investment companies advised by the Adviser to co-invest with other accounts and funds managed by the Adviser and its affiliates in certain privately-placed securities and other situations. There are no assurances that the Adviser will receive the requested relief. If such relief is not obtained and until it is obtained, the Adviser may be required to allocate some investments solely to any of the Fund, a registered fund, or another account or fund advised by the Adviser or its affiliates. This restriction could preclude the Fund from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Fund is able to invest its assets and, consequently, the performance of the Fund.

          DESCRIPTION OF COMPENSATION. Highland's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.

         Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

         Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                  Option It Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.

                  Long Term Incentive Plan. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.

         Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

         OWNERSHIP OF SECURITIES. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of August 31, 2006.

--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER        DOLLAR RANGES OF EQUITY SECURITIES BENEFICIALLY
                                          OWNED BY PORTFOLIO MANAGER
--------------------------------------------------------------------------------
R. Joseph Dougherty                               None
--------------------------------------------------------------------------------
Mark Okada                               $500,001 - $1,000,000
--------------------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications pursuant  to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant  to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) HIGHLAND FLOATING RATE ADVANTAGE FUND

By (Signature and Title)*  /S/ JAMES D. DONDERO
                         -------------------------------------------------------
                           James D. Dondero, Chief Executive Officer
                           (principal executive officer)

Date  NOVEMBER 6, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES D. DONDERO
                         -------------------------------------------------------
                           James D. Dondero, Chief Executive Officer
                           (principal executive officer)

Date  NOVEMBER 6, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ M. JASON BLACKBURN
                         -------------------------------------------------------
                           M. Jason Blackburn,  Chief Financial Officer
                           (principal financial officer)

Date  NOVEMBER 6, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.